As filed with the Securities and Exchange Commission on June 4, 2007

                                                  File No. 333-141565


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]

   Pre-Effective Amendment No. 2                         [X]

   Post-Effective Amendment No.                          [ ]


                    Franklin Templeton International Trust
-------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                                (650) 312-2000
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                 (Registrant's Area Code and Telephone Number)

                One Franklin Parkway, San Mateo, CA 94403-1906
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 (Address of Principal Executive Offices: Number, Street, City, State, and Zip
                                     Code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                    (Name and Address of Agent for Service)

                                  Copies to:

                            Bruce G. Leto, Esquire
                     Stradley, Ronon, Stevens & Young, LLP
                           2600 One Commerce Square
                          Philadelphia, PA 19103-7098


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Class A shares of beneficial interest, with a par value of $0.01 per share, of Templeton Global Long-Short Fund. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on June 5, 2007, or as soon thereafter as practicable pursuant to Rule 488.








FRANKLIN TEMPLETON LOGO


                         FRANKLIN U.S. LONG-SHORT FUND
                       IMPORTANT SHAREHOLDER INFORMATION


   These materials are for a Special Meeting of Shareholders of Franklin U.S. Long-Short Fund, a series of Franklin Strategic Series, scheduled for August 14, 2007 at 9:00 a.m., Pacific Time. They discuss a proposal to be voted on at the meeting and contain a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you complete the proxy card, it tells us how you wish the individual(s) named on your proxy to vote on important issues relating to your Fund. If you complete and sign the proxy card, we'll vote it exactly as you tell us. If you simply sign the proxy card, we'll vote it in accordance with the Board of Trustees' recommendations on page 6 of the Prospectus/Proxy Statement.


   WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROSPECTUS/PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE.


   WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND
INFORMATION AT 1-800/DIAL BEN (1-800/342-5236).





















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                         TELEPHONE AND INTERNET VOTING

   For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.
-------------------------------------------------------------------------------



FRANKLIN TEMPLETON LOGO



                         FRANKLIN U.S. LONG-SHORT FUND
                    (A SERIES OF FRANKLIN STRATEGIC SERIES)

                             ONE FRANKLIN PARKWAY
                           SAN MATEO, CA 94403-1906


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 14, 2007


To the Shareholders of Franklin U.S. Long-Short Fund:


   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Franklin U.S. Long-Short Fund ("U.S. Long-Short Fund"), a series of Franklin Strategic Series (the "Trust"), will be held at the Trust's offices, One Franklin Parkway, San Mateo, California, 94403-1906, August 14, 2007 at 9:00 a.m., Pacific Time. The Meeting is being called for the following purpose:


   To approve an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of U.S. Long-Short Fund, and Franklin Templeton
International Trust, on behalf of Templeton Global Long-Short Fund ("Global Long-Short Fund"), that provides for: (i) the acquisition of substantially all of the assets of U.S. Long-Short Fund by Global Long-Short Fund in exchange solely for Class A shares of Global Long-Short Fund and the assumption of certain liabilities of U.S. Long-Short Fund by Global
Long-Short Fund, (ii) the distribution of such shares to the shareholders of U.S. Long-Short Fund, and (iii) the complete liquidation and dissolution of U.S. Long-Short Fund. Shareholders of U.S. Long-Short Fund will receive Class A shares of Global Long-Short Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholders' Class A shares of U.S. Long-Short Fund.

   A copy of the Plan, which describes the transaction more completely, is attached as Exhibit A to the Prospectus/Proxy Statement.


   Shareholders of record as of the close of business on May 15, 2007 are entitled to notice of, and to vote at, the Meeting or any adjourned Meeting.


                                   By Order of the Board of Trustees,


                                   Karen L. Skidmore
                                   SECRETARY
June 5, 2007



YOU ARE INVITED TO ATTEND THE MEETING, BUT IF YOU CANNOT DO SO, THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO U.S. LONG-SHORT FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.


                          PROSPECTUS/PROXY STATEMENT

   When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


                               TABLE OF CONTENTS

                                                               PAGE
COVER PAGE                                                      Cover

SUMMARY                                                             4
   What proposal will be voted on?                                  4
   How will the Transaction affect me?                              6
   How will the shareholder voting be handled?                      6

COMPARISONS OF SOME IMPORTANT FEATURES                              7
   How do the investment goals, strategies and policies of          7
the Funds compare?
   What are the risks of an investment in the Funds?                8
   What are the distribution and purchase procedures of the         9
Funds?
   What are the redemption procedures and exchange privileges       9
of the Funds?
   Who manages the Funds?                                           9
   What are the fees and expenses of each of the Funds and         11
what might they be after the Transaction?
   How do the performance records of the Funds compare?            11
   Where can I find more financial and performance                 13
information about the Funds?
   What are other key features of the Funds?                       14

REASONS FOR THE TRANSACTION                                        15

INFORMATION ABOUT THE TRANSACTION                                  17
   How will the Transaction be carried out?                        17
   Who will pay the expenses of the Transaction?                   18
   What are the tax consequences of the Transaction?               18
   What should I know about the shares of Global Long-Short        20
Fund?
   What are the capitalizations of the Funds and what might        20
the capitalization be after the Transaction?
COMPARISON OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS     21
   Are there any significant differences between the               21
      investment goals, strategies, policies and risks of the
      Funds?
   How do the investment restrictions of the Funds differ?         22
   What are the principal risk factors associated with             22
investments in the Funds?

INFORMATION ABOUT GLOBAL LONG-SHORT FUND                           24

INFORMATION ABOUT U.S. LONG-SHORT FUND                             25

FURTHER INFORMATION ABOUT THE FUNDS                                25

VOTING INFORMATION                                                 27
   How many votes are necessary to approve the Plan?               27
   How do I ensure my vote is accurately recorded?                 27
   May I revoke my proxy?                                          28
   What other matters will be voted upon at the Meeting?           28
   Who is entitled to vote?                                        28
   How will proxies be solicited?                                  28
   What other solicitations will be made?                          29
   Are there dissenters' rights?                                   29

PRINCIPAL HOLDERS OF SHARES                                        29

SHAREHOLDER PROPOSALS                                              30

ADJOURNMENT                                                        31

GLOSSARY--USEFUL TERMS AND DEFINITIONS                             32

EXHIBITS TO PROSPECTUS/PROXY STATEMENT                             34

   EXHIBIT A--FORM OF AGREEMENT AND PLAN OF REORGANIZATION BY
     AND BETWEEN FRANKLIN STRATEGIC SERIES, ON BEHALF OF
     FRANKLIN U.S. LONG-SHORT FUND, AND FRANKLIN TEMPLETON       A-1
     INTERNATIONAL TRUST, ON BEHALF OF TEMPLETON GLOBAL
     LONG-SHORT FUND


   EXHIBIT B--PROSPECTUS OF TEMPLETON GLOBAL LONG-SHORT FUND -
     CLASS A, CLASS B AND ADVISOR CLASS, DATED MARCH 1, 2007
     (ENCLOSED)



0


                          PROSPECTUS/PROXY STATEMENT
                              DATED JUNE 5, 2007


               ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS OF
                         FRANKLIN U.S. LONG-SHORT FUND
                    (A SERIES OF FRANKLIN STRATEGIC SERIES)

                       BY AND IN EXCHANGE FOR SHARES OF

                       TEMPLETON GLOBAL LONG-SHORT FUND
             (A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST)



   This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of Franklin U.S. Long-Short Fund ("U.S. Long-Short Fund"), which is a series of Franklin Strategic Series (the "Trust"). At the Meeting, shareholders of U.S. Long-Short Fund will be asked to approve or disapprove an Agreement and Plan of Reorganization (the "Plan"). If shareholders of U.S. Long-Short Fund vote to approve the Plan, substantially all of the assets of U.S. Long-Short Fund will be acquired by Templeton Global Long-Short Fund ("Global Long-Short Fund"), a series of Franklin Templeton International Trust (the "International Trust"), in exchange for Class A shares of Global Long-Short Fund ("Global Long-Short Fund Class A shares") and the assumption of certain liabilities of U.S. Long-Short Fund by Global Long-Short Fund. The principal offices of the Trust and the International Trust are located at One Franklin Parkway, San Mateo, CA 94403-1906. You can reach the offices of both the Trust and the International Trust by telephone by calling 1-800/342-5236.

   The Meeting will be held at the Trust's offices, One Franklin Parkway, San Mateo, California, on August 14, 2007 at 9:00 a.m., Pacific Time. The Board of Trustees of the Trust, on behalf of U.S. Long-Short Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about June 12, 2007.


   If U.S. Long-Short Fund shareholders vote to approve the Plan, you will receive Global Long-Short Fund Class A shares of equivalent aggregate net asset value ("NAV") to your investment in Class A shares of U.S. Long-Short Fund ("U.S. Long-Short Fund Class A shares"). U.S. Long-Short Fund will then be liquidated and dissolved.

   The investment goals of U.S. Long-Short Fund and Global Long-Short Fund are substantially similar. Global Long-Short Fund's investment goal is long-term capital appreciation with less volatility than the global stock market. U.S. Long-Short Fund's investment goal is long-term capital appreciation with less volatility than the overall stock market. Franklin Advisers, Inc. ("FAI") serves as investment manager to both the U.S. Long-Short Fund and the Global Long-Short Fund and Templeton Global Advisors Limited ("TGAL") provides sub-advisory services to Global Long-Short Fund.

   This Prospectus/Proxy Statement gives the information about the proposed transaction and Global Long-Short Fund that you should know before voting on the Plan. You should retain it for future reference. Additional information about Global Long-Short Fund and the proposed transaction has been filed with the SEC and can be found in the following documents:

o The Prospectus of Global Long-Short Fund - Class A, Class B and Advisor Class, dated March 1, 2007 (the "Global Long-Short Fund Prospectus"), as supplemented to date, is enclosed with and considered a part of this Prospectus/Proxy Statement.


o A Statement of Additional Information ("SAI") dated June 5, 2007 relating to this Prospectus/Proxy Statement has been filed with the SEC and is considered a part of this Prospectus/Proxy Statement.


   You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL BEN(R) or by writing to Franklin Templeton Investments at One Franklin Parkway, San Mateo, CA 94403-1906.

   THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS,
INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



                                    SUMMARY

   This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A) and the Global Long-Short Fund Prospectus (enclosed as Exhibit
B).


WHAT PROPOSAL WILL BE VOTED ON?

    At a meeting held on February 27, 2007, the Board of Trustees of the Trust, on behalf of U.S. Long-Short Fund, considered a proposal to reorganize U.S. Long-Short Fund with and into Global Long-Short Fund, approved the Plan and voted to recommend that shareholders of U.S. Long-Short Fund vote to approve the Plan. In addition, at a meeting also held on February 27, 2007, the Board of Trustees of the International Trust, on behalf of Global Long-Short Fund, concluded that the Transaction is in the best interests of Global Long-Short Fund and its shareholders and approved the Plan.


   If shareholders of U.S. Long-Short Fund vote to approve the Plan, it will result in the transfer of substantially all of U.S. Long-Short Fund's assets to Global Long-Short Fund, in exchange for Class A shares of Global Long-Short Fund of equivalent aggregate NAV and the assumption by Global Long-Short Fund of any open short sale positions of U.S. Long-Short Fund. Your Class A shares of U.S. Long-Short Fund will then be exchanged for Class A shares of Global Long-Short Fund of equivalent aggregate NAV. This means that, although the total value of your investment will be the same immediately before and after the exchange, the number of Global Long-Short Fund shares that you receive will likely be different than the number of U.S. Long-Short Fund shares that you own because of the Funds' different NAVs per share. After the shares of Global Long-Short Fund are distributed to U.S. Long-Short Fund shareholders, U.S. Long-Short Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of U.S. Long-Short Fund and will become a shareholder of Global Long-Short Fund. The exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place. The closing date of the Transaction is expected to occur on or about August 28, 2007.


   FAI serves as investment manager to U.S. Long-Short Fund and Global Long-Short Fund and TGAL provides sub-advisory services to Global Long-Short Fund. While the investment goals of U.S. Long-Short Fund and Global Long-Short Fund are substantially similar, Global Long-Short Fund has policies that are similar, but not identical, to those of U.S. Long-Short Fund. For the reasons set forth in the "Reasons for the Transaction" section of this Prospectus/Proxy Statement, the Board of Trustees of the Trust, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act (the "Independent Trustees"), on behalf of U.S. Long-Short Fund, has determined that the Transaction is in the best interests of U.S. Long-Short Fund and its shareholders. The Board of Trustees of the Trust and the Board of Trustees of the International Trust also concluded that no dilution in value would result to the shareholders of U.S. Long-Short Fund or Global Long-Short Fund, respectively, as a result of the Transaction.


   It is expected that U.S. Long-Short Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Global Long-Short Fund shares. You should, however, consult your tax adviser regarding the effect, if any, of the Transaction, in light of your individual circumstances. You should also consult your tax adviser about state and local tax consequences. For more information about the tax consequences of the Transaction, please see the section "Information about the Transaction--WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?"



                      THE BOARD OF TRUSTEES OF THE TRUST
                 RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

HOW WILL THE TRANSACTION AFFECT ME?

   It is anticipated that the Transaction will benefit you as follows:

   o Cost Savings: The total annual operating expenses as a percentage of net assets of Global Long-Short Fund are less than the operating expense ratio of U.S. Long-Short Fund. For the fiscal year ended October 31, 2006, Global Long-Short Fund's total annual operating expense ratio for Class A shares was 1.63% of average daily net assets, and for the six months ended October 31, 2006, U.S. Long-Short Fund's net annual operating expense ratio for Class A shares (less a 0.09% management fee waiver) was 1.87%.

   o Operating Efficiencies: Upon the reorganization of U.S. Long-Short Fund into Global Long-Short Fund, U.S. Long-Short Fund shareholders will become shareholders of a larger fund that may be able to achieve greater
      operating efficiencies.   As of December 31, 2006, U.S. Long-Short
      Fund's total net assets were approximately $31 million, and Global Long-Short Fund's total net assets were approximately $192 million.

   o Relative Performance: The performance of Global Long-Short Fund has exceeded the performance of U.S. Long-Short Fund. The one-year, three-year and five-year average annual total returns for Class A shares of U.S. Long-Short Fund for the periods ended December 31, 2006 were -6.51%, -1.02% and -1.93%, respectively. The one-year, three-year and five-year average annual total returns for Class A shares of Global Long-Short Fund for the periods ended December 31, 2006 were 7.76%, 5.23% and 4.97%, respectively.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?


   Shareholders who own shares at the close of business on May 15, 2007 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold. Approval of the Transaction requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of U.S. Long-Short Fund, or (ii) 67% or more of the outstanding shares of U.S. Long-Short Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of U.S. Long-Short Fund are present or represented by proxy ("Affirmative Majority Vote"). Computershare Fund Services, Inc. has been retained by U.S. Long-Short Fund to collect and tabulate shareholder votes.


   Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card, voting by telephone or through the Internet. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes at the Meeting.

   You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.


                    COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS COMPARE?

   There are some differences in the goals and strategies used by each Fund. The investment goal of U.S. Long-Short Fund is to provide long-term capital appreciation in both up (bull) and down (bear) markets with less volatility than the overall stock market. The investment goal of Global Long-Short Fund is to provide long-term capital appreciation in both up (bull) and down
(bear) markets with less volatility than the overall GLOBAL stock market.

    Although U.S. Long-Short Fund may invest up to 20% of its net assets in foreign securities, it primarily invests (at least 80% of its net assets) in U.S. investments (primarily long and short positions in equity securities). On the other hand, Global Long-Short Fund primarily invests in equity securities of companies located anywhere in the world, including developing and emerging markets. Global Long-Short Fund invests in at least three different countries, which may include the United States.

   Under normal market conditions, both Funds primarily have both long and short positions in equity securities. U.S. Long-Short Fund's portfolio manager does not attempt to time the direction of the entire market, but keeps the flexibility to shift U.S. Long-Short Fund's net exposure (the value of equity securities held long less the value held short) depending on which market opportunities - long or short - look more attractive. Global Long-Short Fund's portfolio manager does not target a market neutral strategy and generally will have a net long position, although it may have a net short position in any region, country or sector.

    As of December 31, 2006, Global Long-Short Fund's portfolio consisted of 94% long positions, -27% short positions and 33% cash. On the other hand, as of December 31, 2006, U.S. Long-Short Fund's portfolio consisted of 66% long positions, -33% short positions and 67% cash. Furthermore, while more than 80% of U.S. Long-Short Fund's portfolio consisted of U.S. investments as of December 31, 2006, Global Long-Short Fund's portfolio as of the same time period (net of short sale positions) was comprised of 19% in investments in the United Kingdom, 18% in the U.S., 8% in Japan, 7% in South Korea, 6% in Germany, 3% in Taiwan and 3% in Norway. Moreover, as of December 31, 2006, Global Long-Short Fund had investments in 17 countries, including the U.S.

   There are also similarities between the strategies employed by both Funds. Both Funds may invest in stocks of companies of any size and may invest a substantial amount of their assets in smaller capitalization companies. In addition, each Fund may buy and sell options, financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on these contracts.

   For more information about the investment goals, strategies and policies of U.S. Long-Short Fund and Global Long-Short Fund, please see the section "Comparison of Investment Goals, Strategies, Policies and Risks" in this Prospectus/Proxy Statement.

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

   Investments in U.S. Long-Short Fund and Global Long-Short Fund involve risks common to most mutual funds. There is no guarantee against losses resulting from an investment in either Fund, or that either Fund will achieve its investment goal.

   The risks associated with an investment in each Fund are generally similar with respect to the type of portfolio securities held by each Fund. These risks include those associated with equity securities and short sales.

   Global Long-Short Fund is subject to the risks of investing in foreign securities to a greater degree than U.S. Long-Short Fund. Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. For example, the prices of foreign securities may be affected by, among others, the following factors:

o Currency exchange rates - The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are denominated.

o Political and economic developments - The value of the Fund's foreign investments may be adversely affected by political, economic and social instability in their home countries.

o Availability of information - Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

o Limited markets - The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    For more information about the risks of the Funds, see the section "What are the risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Goals, Strategies, Policies and Risks" below.

WHAT ARE THE DISTRIBUTION AND PURCHASE PROCEDURES OF THE FUNDS?

    Shares of each Fund are sold on a continuous basis by Distributors. Class A shares of each Fund are sold at NAV per share plus a sales charge. U.S. Long-Short Fund Class A shareholders will not be assessed a sales charge on their receipt of Global Long-Short Fund Class A shares in connection with the Transaction.

WHAT ARE THE REDEMPTION PROCEDURES AND EXCHANGE PRIVILEGES OF THE FUNDS?


    Each Fund offers the same redemption features pursuant to which proceeds of a redemption are remitted by check after prompt receipt of proper documents, including under certain circumstances signature guarantees. Each Fund has the same exchange privileges. Shares of each Fund may be redeemed at their respective NAV per share. However, redemptions of Class A shares that were purchased without an initial sales charge generally are subject to a 1% contingent deferred sales charge (CDSC) if you sell the shares within 18 months following their purchase. Shares of each Fund are subject to a 2% redemption fee if the shares are sold within 7 days following their purchase date.


WHO MANAGES THE FUNDS?

   The management of the business and affairs of the Funds is the responsibility of the Board of Trustees of the Trust (in the case of U.S. Long-Short Fund) and the Board of Trustees of the International Trust (in the case of Global Long-Short Fund). Each Fund is a series of an open-end, registered management investment company, commonly referred to as a "mutual fund." The Trust was organized as a Delaware statutory trust on January 25, 1991. The International Trust was organized as a Delaware statutory trust on March 19, 1991.


   FAI is a direct, wholly owned subsidiary of Franklin Resources, Inc. ("Resources"), and TGAL is an indirect, wholly owned subsidiary of Resources. Resources is a publicly owned global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. Together, FAI and its affiliates serve as investment manager or administrator to 46 registered investment companies, with approximately 156 U.S.-based funds or series. Resources has more than $601 billion in assets under management as of April 30, 2007. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.


   Global Long-Short Fund's portfolio manager is:


   DALE A. WINNER, SENIOR VICE PRESIDENT OF TGAL Mr. Winner has been a manager of the Global Long-Short Fund since its inception. He has primary responsibility for the investments of Global Long-Short Fund. He has final authority over all aspects of Global Long-Short Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1995.

   The SAI for Global Long-Short Fund dated March 1, 2007 provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in Global Long-Short Fund. For information on how to obtain a copy of the SAI for Global Long-Short Fund, please see the section entitled "Information about Global Long-Short Fund."


   U.S. Long-Short Fund's portfolio managers are:

   DANIEL HENNESSY CFA, VICE PRESIDENT OF FAI Mr. Hennessy has been a manager of the U.S. Long-Short Fund since 2005. He has primary responsibility for the investments of the U.S. Long-Short Fund. He has final authority over all aspects of the U.S. Long-Short Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2000.

   GARY KO CFA, PORTFOLIO MANAGER OF FAI Mr. Ko has been a manager of U.S. Long-Short Fund since 2002, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2000.


   The SAI for U.S. Long-Short Fund dated September 1, 2006, as supplemented to date, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in U.S. Long-Short Fund. For information on how to obtain a copy of the SAI for U.S. Long-Short Fund, please see the section entitled "Information about U.S. Long-Short Fund."


   U.S. Long-Short Fund and Global Long-Short Fund have a substantially similar investment management fee schedule. Each Fund's fee is comprised of two components, a base fee and a performance adjustment to the base fee. The base fee is equal to an annual rate of 1.50% of the Fund's average daily net assets during the month that ends on the last day of the rolling 12-month performance period. The performance adjustment that either increases or decreases the base fee depends on how the Fund has performed relative to its index over the performance period. In total, each Fund could pay an annual management fee that ranges from 0.50% to 2.50% of average daily net assets over each fiscal year of the Fund. However, the indices of the two Funds for purposes of calculating their management fees differ. U.S. Long-Short Fund's index is the S&P 500(R) Index, and the Global Long-Short Fund's index is the Morgan Stanley Capital International World Index.

    With regard to U.S. Long-Short Fund, FAI has agreed to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by a cash sweep exemptive order from the SEC. While Global Long-Short Fund may also invest in a Franklin Templeton money fund pursuant to the cash sweep exemptive order, it currently does not do so.

    For the fiscal year ended October 31, 2006, Global Long-Short Fund paid
FAI $857,840, or 0.58% of Global Long-Short Fund's average daily net assets. A discussion regarding the basis for the Board of Trustees of International Trust's approving the investment management contract of Global Long-Short
Fund is available in Global Long-Short Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2006.


    For the fiscal year ended April 30, 2006, U.S. Long-Short Fund paid FAI $332,202, or 0.56% of U.S. Long Short Fund's average daily net assets. A discussion regarding the basis for the Board of Trustees of the Trust's approving the investment management contract of U.S. Long-Short Fund is available in the U.S. Long-Short Fund's Annual Report to Shareholders for the fiscal year ended April 30, 2006.

    There are no material differences between the investment management contracts, except that FAI has contracted with TGAL to provide sub-advisory services to Global Long-Short Fund. Also, the benchmarks used by the Funds to calculate their investment management fees differ, as discussed above, which may have a material impact on the level of investment management fees paid by each Fund.


    Both U.S. Long-Short Fund and Global Long-Short Fund have identical administration fee schedules. Each Fund pays to Franklin Templeton Services, LLC administration fees monthly equal to an annual rate of 0.20% of the Fund's average daily net assets.

WHAT ARE THE FEES AND EXPENSES OF EACH OF THE FUNDS AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

   The table below describes the fees and expenses that you may pay if you buy and hold Class A shares of the Funds. The table also shows the estimated fees and expenses for Global Long-Short Fund Class A shares after the Transaction. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a Class A shareholder of Global Long-Short Fund. You will not pay any initial or deferred sales charge in connection with the Transaction.


                        FEE TABLE FOR CLASS A SHARES OF
                U.S. LONG-SHORT FUND AND GLOBAL LONG-SHORT FUND


                                        ACTUAL+          PRO FORMA++
                                ------------------------------------
                                    U.S.      GLOBAL     GLOBAL LONG-
                                 LONG-SHORT  LONG-SHORT  SHORT FUND
                                    FUND       FUND       CLASS A
                                  CLASS A    CLASS A       AFTER
                                (UNAUDITED)  (AUDITED)   TRANSACTION
                                -------------------------------------
SHAREHOLDER FEES
(fees paid directly from your
investment)
Maximum sales charge (load)         5.75%(1)   5.75%(1)   5.75%(1)
as a percentage of offering
price
   Load imposed on purchases        5.75%(1)   5.75%(1)   5.75%(1)
   Maximum deferred sales           None(2)    None(2)     None(2)
   charge (load)
Redemption fee on shares sold       2.00%      2.00%      2.00%
within 7 calendar days
following their purchase
date(3)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund
assets)
Management fees                    0.50%(4),(5) 0.58%(5)   0.58%(5)
Distribution and service            0.25%(4)    0.28%      0.28%
(12b-1) fees
Other expenses (including           1.21%(4)    0.77%      0.76%
administration fees)
                                  -----------------------------------
TOTAL ANNUAL FUND OPERATING         1.96%(4)    1.63%      1.62%
EXPENSES
                                  -----------------------------------
Management fee reduction         -0.09%(4),(6)  None      None
                                  -----------------------------------
NET ANNUAL FUND OPERATING           1.87%(4),   1.63%(7)   1.62%(7)
EXPENSES                            (6), (7)

+ Information for U.S. Long Short-Fund is provided for the six months ended October 31, 2006. Information for Global Long-Short Fund is provided for the fiscal year ended October 31, 2006.
++ Pro Forma expenses are based on current and anticipated Global Long-Short
   Fund expenses as if the Transaction had been effective as of October 31, 2006 and do not include the estimated costs of the transaction of approximately $59,685 to be borne by the Funds.



(1) The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(2) There is a 1% contingent deferred sales charge that applies to investments of $1 million or more and purchases by certain retirement plans without an initial sales charge.

(3) The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section in each Fund's prospectus.

(4) Annualized.

(5) The Fund's management fee is comprised of two components, an annual base management fee and a performance adjustment. As a result, the Fund could pay an annualized management fee in the range of 0.50% to 2.50% of the Fund's average daily net assets.

(6) The investment manager has agreed in advance to reduce its fee to reflect reduced services resulting from U.S. Long-Short Fund's investment in a Franklin Templeton money fund. This reduction is required by U.S. Long-Short Fund's Board of Trustees and an exemptive order by the SEC.

(7) Excluding dividend expense on securities sold short, net annual Fund operating expenses would have been 1.50%, 1.36% and 1.34%, respectively.

EXAMPLE

   This example can help you compare the cost of investing in U.S. Long-Short Fund Class A shares with the cost of investing in Global Long-Short Fund Class A shares, both before and after the Transaction. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year; and
o   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------------------------------------
If you sell your shares at the
end of the period:
U.S. Long-Short Fund - Class A    $754(1)  $1,129   $1,528   $2,639
Global Long-Short Fund - Class A  $731(1)  $1,060   $1,411   $2,397
Pro Forma Global Long-Short Fund  $730(1)  $1,057   $1,406   $2,386
- Class A
 (After Transaction)

  (1) Assumes a CDSC will not apply.


  HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?


The performance of the Class A shares of the Funds, including sales charges, as of December 31, 2006, is shown below.

AVERAGE ANNUAL TOTAL RETURNS
                           INCEPTION                           SINCE
                             DATE    1 YEAR  5 YEAR  10 YEAR  INCEPTION
-----------------------------------------------------------------------
U.S. Long-Short Fund -       5/28/99 -6.51%  -1.93%    --       8.91%
Class A(1)
Global Long-Short Fund -     7/31/01  7.76%   4.97%    --       4.92%
Class A(1)


(1)   Figures reflect the current maximum applicable sales charges.

    WHERE CAN I FIND MORE FINANCIAL AND PERFORMANCE INFORMATION ABOUT THE
FUNDS?


   The Global Long-Short Fund Prospectus (enclosed as Exhibit B), as well as the current Annual Report to Shareholders for the Global Long-Short Fund, contain additional financial information about Global Long-Short Fund under the heading "Financial Highlights." Additional performance information as of the most recent calendar year ended December 31, 2006, including after tax return information, is contained in the Global Long-Short Fund Prospectus under the heading "Performance."

   The U.S. Long-Short Fund Prospectus, as well as the Annual Report and Semiannual Report to Shareholders for U.S. Long-Short Fund as of April 30, 2006 and October 31, 2006, respectively, contain more financial information about U.S. Long-Short Fund under the heading "Financial Highlights." Additional performance information as of the calendar year ended December 31, 2005, including after tax return information, is contained in the U.S. Long-Short Fund Prospectus under the heading "Performance." These documents are available free of charge upon request (see the section "Information about U.S. Long-Short Fund").



  WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

   The Funds use the same service providers for the following services:

   TRANSFER AGENCY SERVICES. Investor Services, an indirect wholly owned subsidiary of Resources, is the shareholder servicing and transfer agent and dividend-paying agent for U.S. Long-Short Fund and Global Long-Short Fund.

   ADMINISTRATIVE SERVICES. FT Services, an indirect wholly owned subsidiary of Resources, provides certain administrative facilities and services to U.S. Long-Short Fund and Global Long-Short Fund under the same terms and conditions.

   CUSTODY SERVICES. Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the securities and other assets of U.S. Long-Short Fund. JPMorgan Chase Bank, MetroTech Center, Brooklyn, NY 11254, acts as custodian of the securities and other assets of Global Long-Short Fund.

   DISTRIBUTION SERVICES. Distributors acts as the principal underwriter in the continuous public offering of the Funds' shares under the same terms and conditions.


   DISTRIBUTION AND SERVICE (12B-1) FEES. Each Fund has a separate distribution or "Rule 12b-1" plan for its Class A shares. Under each plan, the Fund may pay Distributors or others for the expenses of activities that are primarily intended to sell Class A shares. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

   Each Fund's Class A plan may pay up to 0.35% per year of the average daily net assets of Fund Class A shares. For more information regarding Global Long-Short Fund's Rule 12b-1 plan, please see "The Underwriter--Distribution and Service (12b-1) fees" in its current SAI dated March 1, 2007. For information on how to obtain a copy of the SAI for Global Long-Short Fund, please see the section entitled "Information about Global Long-Short Fund."


   PURCHASES AND REDEMPTIONS. The maximum front-end sales charge imposed on purchases of Class A shares of Global Long-Short Fund and U.S. Long-Short Fund is 5.75% with reduced charges for purchases of $50,000 or more and no front-end sales charges for purchases of $1 million or more.

   In addition, shares of each Fund are subject to a 2% redemption fee if the shares are sold within 7 days following their purchase date.

   Shares of each Fund may be redeemed at their respective NAV per share, subject to any applicable redemption fee or CDSC. Redemptions of Class A shares that were purchased without an initial sales charge generally are subject to a 1% CDSC if you sell the shares within 18 months following their purchase. Additional information and specific instructions explaining how to buy, sell, and exchange shares of Global Long-Short Fund are outlined in the Global Long-Short Fund Prospectus under the heading "Your Account." The accompanying Global Long-Short Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions."

   DIVIDENDS AND DISTRIBUTIONS. Both Funds intend to pay a dividend at least annually representing substantially all of its net investment income and to distribute capital gains, if any, annually. The amount of these distributions will vary and there is no guarantee the Funds will pay dividends.

   Each Fund has qualified, and Global Long-Short Fund intends to continue to qualify, to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income, derive at least 90% of its gross income from permitted sources and diversify its holdings as required by the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

   The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in the Funds, see each Fund's prospectus under the heading "Distributions and Taxes."


                          REASONS FOR THE TRANSACTION

   The Board of Trustees of the Trust (the "Trust's Board"), on behalf of U.S. Long-Short Fund, has recommended that U.S. Long-Short Fund shareholders approve the Transaction in order to combine U.S. Long-Short Fund with a larger fund that has similar goals and investment policies. Shareholders of U.S. Long-Short Fund will benefit from the lower expenses and better performance of Global Long-Short Fund.

   A meeting of the Trust's Board was held on February 27, 2007 to consider the proposed Transaction. The Independent Trustees held a separate meeting to consider this matter. The Independent Trustees have been advised on this
matter by independent counsel to the Independent Trustees.   In addition, a
meeting of the International Trust's Board was held on February 27, 2007 to consider the proposed Transaction.

   The Trust's Board requested and received from FAI and TGAL written materials containing relevant information about Global Long-Short Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data.

   The Trust's Board considered the potential benefits and costs of the Transaction to U.S. Long-Short Fund shareholders. The Trust's Board reviewed detailed information about: (1) the investment goal, strategies and policies of Global Long-Short Fund; (2) the portfolio management of Global Long-Short Fund; (3) the financial and organizational strength of FAI and TGAL; (4) the comparability of the investment goals, policies, restrictions and investments of U.S. Long-Short Fund with those of Global Long-Short Fund; (5) the comparative short-term and long-term investment performance of U.S. Long-Short Fund and Global Long-Short Fund; (6) the current expense ratios of U.S. Long-Short Fund and Global Long-Short Fund; (7) the relative asset size of each Fund, including the benefits of U.S. Long-Short Fund joining with a larger fund; (8) the agreement by FAI to pay a portion of the expenses related to the Transaction; (9) the tax consequences of the Transaction to U.S. Long-Short Fund and its shareholders; and (10) the general characteristics of investors in U.S. Long-Short Fund.

   The Trust's Board also considered that: (a) there are differences between the goals and strategies used by each Fund; (b) the relatively small asset size of U.S. Long-Short Fund had prevented it from realizing significant economies of scale in reducing its expense ratio; (c) based on U.S. Long-Short Fund's historical asset growth and projected sales activity, its assets were unlikely to grow sufficiently in the foreseeable future to result in significant economies of scale; (d) benefits to shareholders, including operating efficiencies, may be achieved from combining the Funds; and (e) alternatives were available to shareholders of U.S. Long-Short Fund, including the ability to redeem their shares.

   Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Trust's Board, including all of the Independent Trustees, concluded that the Transaction is in the best interests of the shareholders of U.S. Long-Short Fund and that no dilution of value would result to the shareholders of U.S. Long-Short Fund from the Transaction. The Trust's Board approved the Plan on February 27, 2007 and recommended that shareholders of U.S. Long-Short Fund vote to approve the Transaction.

   The Board of Trustees of the International Trust, on behalf of Global Long-Short Fund, also concluded that the Transaction is in the best interests of Global Long-Short Fund and its shareholders and that no dilution of value would result to the shareholders of Global Long-Short Fund from the Transaction. Consequently, the Trustees of the International Trust approved the Plan on behalf of Global Long-Short Fund.

   FOR THE REASONS DISCUSSED ABOVE, THE TRUST'S BOARD UNANIMOUSLY RECOMMENDS
                          THAT YOU VOTE FOR THE PLAN.


                       INFORMATION ABOUT THE TRANSACTION

   This is only a summary of the Plan. You should read the actual Plan, which is attached as Exhibit A, for complete information about the Transaction.

  HOW WILL THE TRANSACTION BE CARRIED OUT?


   If the shareholders of U.S. Long-Short Fund approve the Plan, the Transaction will take place after various conditions are satisfied, including the preparation of certain documents. The Trust and the International Trust will determine a specific date, called the "closing date," for the actual Transaction to take place. If the shareholders of U.S. Long-Short Fund do not approve the Plan, the Transaction will not take place, and U.S. Long-Short Fund will continue to operate as it does currently.


   Until the close of business on the day of the Meeting, you may continue to add to your existing account, subject to your applicable minimum additional investment amount, or buy additional shares through the reinvestment of dividend and capital gain distributions. If shareholders of U.S. Long-Short Fund approve the Plan at the Meeting, shares of U.S. Long-Short Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans.

   If the shareholders of U.S. Long-Short Fund approve the Plan, U.S. Long-Short Fund will transfer substantially all of its assets to Global Long-Short Fund on the closing date, which is scheduled for on or about August 28, 2007, but which may occur on a later date as the Trust and the International Trust may agree. In exchange, the International Trust will (i) assume any liabilities and obligations of U.S. Long-Short Fund relating to any open short sale positions that U.S. Long-Short Fund may have as of the closing date (the "Short Sale Obligations") and (ii) issue Class A shares of Global Long-Short Fund that have an aggregate NAV equal to the dollar value of the assets delivered to Global Long-Short Fund, less any Short Sale Obligations. The Trust will distribute the Global Long-Short Fund shares it receives to the shareholders of U.S. Long-Short Fund. Each shareholder of U.S. Long-Short Fund will receive a number of Global Long-Short Fund Class A shares with an aggregate NAV equal to the aggregate NAV of his or her Class A shares of U.S. Long-Short Fund. The stock transfer books of U.S. Long-Short Fund will be permanently closed as of 1:00 p.m., Pacific Time, on the closing date. U.S. Long-Short Fund will only accept requests for redemptions received in proper form before 1:00 p.m., Pacific Time, on the closing date. Requests received after that time will be considered requests to redeem shares of Global Long-Short Fund. As soon as is reasonably practicable after the transfer of its assets and any open short sale positions, U.S. Long-Short Fund will pay or make provision for payment of all its liabilities (other than the Short Sale Obligations). U.S. Long-Short Fund will then terminate its existence as a separate series of the Trust.

   To the extent permitted by law, the Trust and the International Trust may agree to amend the Plan without shareholder approval. If any amendment is made to the Plan that would have a material adverse effect on U.S. Long-Short Fund shareholders, such change will be submitted to the affected shareholders for their approval.

   Each of the Trust and the International Trust has made representations and warranties in the Plan that are customary in matters such as the Transaction. The obligations of the Trust and the International Trust under the Plan with respect to U.S. Long-Short Fund or Global Long-Short Fund, respectively, are subject to various conditions, including:

    o the International Trust's Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

    o the shareholders of U.S. Long-Short Fund shall have approved the Transaction; and

    o the Trust and the International Trust shall have received the tax opinions described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for U.S. Long-Short Fund, Global Long-Short Fund or their respective shareholders.

   If the Trust and the International Trust agree, the Plan may be terminated or abandoned at any time before or after the approval of the shareholders of U.S. Long-Short Fund.

   Following the closing date, until outstanding certificates for shares of U.S. Long-Short Fund are surrendered, certificates for shares of U.S. Long-Short Fund shall be deemed, for all Global Long-Short Fund purposes, to evidence ownership of the appropriate number of Global Long-Short Fund shares into which the shares of U.S. Long-Short Fund have been converted. However, you will not be permitted to exchange your shares, transfer your shares, liquidate or change your registration on your account until you surrender your outstanding U.S. Long-Short Fund certificates, if any.

  WHO WILL PAY THE EXPENSES OF THE TRANSACTION?


   The total estimated cost of the transaction is $119,370. Each Fund will pay 25% and FAI will pay 50% of the expenses resulting from the Transaction, including the costs of the proxy solicitation.


  WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

   The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions and representations received from the Trust, on behalf of U.S. Long-Short Fund, and the International Trust, on behalf of Global Long-Short Fund, it is the opinion of Stradley Ronon Stevens & Young, LLP, counsel to Global Long-Short Fund and U.S. Long-Short Fund, (i) that shareholders of U.S. Long-Short Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of U.S. Long-Short Fund for shares of Global Long-Short Fund and (ii) that neither Global Long-Short Fund nor its shareholders will recognize any gain or loss upon Global Long-Short Fund's receipt of the assets of U.S. Long-Short Fund. In addition, the holding period and aggregate tax basis for the Global Long-Short Fund shares that are received by a U.S. Long-Short Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of U.S. Long-Short Fund previously held by such shareholder.

    Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Transaction is consummated but does not qualify as a tax-free reorganization under the Code, U.S. Long-Short Fund would recognize gain or loss on the transfer of its assets to Global Long-Short Fund and each shareholder of U.S. Long-Short Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its U.S. Long-Short Fund shares and the fair market value of the shares of Global Long-Short Fund it received.

    Capital losses can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains. Following the Transaction, any capital loss carryovers (together with any current year loss and net unrealized depreciation in the value of investments) of U.S. Long-Short Fund will be subject to an annual limitation for federal income tax purposes. In general, the annual limitation that applies will be determined by multiplying the long-term tax-exempt rate published by the IRS by the net asset value of the U.S. Long-Short Fund on the closing date of the Transaction. This limitation will be increased by the amount of any net unrealized appreciation of investments, if any, of U.S. Long-Short Fund on the closing date. At its fiscal year ended April 30, 2006, U.S. Long-Short Fund had tax basis capital loss carryovers of $63,075,680, expiring as follows: $6,588,893 in 2010; $40,708,375 in 2011;
$5,254,173 in 2012; and $10,524,239 in 2014.  In comparison, the annual limitation on U.S. Long-Short Fund's capital loss carryovers will be approximately equal to $1.4 million based on the long-term tax-exempt rate published by the IRS (e.g., 4.18% in March 2007) and its net asset value (e.g., $33.6 million as of October 31, 2006). In addition, the U.S. Long-Short Fund had net unrealized appreciation in value of investments for tax purposes of $2.7 million as of October 31, 2006. Accordingly, it is likely that the Transaction will result in a significant portion of U.S. Long-Short Fund's loss carryovers expiring unutilized. On the other hand, the extent to which these loss carryover would otherwise be utilized if the Transaction does not occur is uncertain given the amount of the loss carryovers relative to the net asset value of U.S. Long-Short Fund.

    As of October 31, 2006, Global Long-Short Fund had no tax basis capital loss carryovers and net unrealized appreciation in value of investments for tax purposes of approximately $30.8 million.

   After the Transaction, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

  WHAT SHOULD I KNOW ABOUT THE SHARES OF GLOBAL LONG-SHORT FUND?

   Class A shares of Global Long-Short Fund will be distributed to Class A shareholders of U.S. Long-Short Fund, respectively, and generally will have the same legal characteristics as the shares of U.S. Long-Short Fund with respect to such matters as voting rights, accessibility, conversion rights, and transferability. Global Long-Short Fund issues other classes of shares, which have different expenses than the Global Long-Short Fund Class A shares. Global Long-Short Fund is a series of the International Trust, and U.S. Long-Short Fund is a series of the Trust. The Trust and the International Trust are both organized as Delaware statutory trusts. Former shareholders of U.S. Long-Short Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Global Long-Short Fund until U.S. Long-Short Fund certificates have been returned.

  WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?


   The following table sets forth, as of October 31, 2006, the capitalization of U.S. Long-Short Fund and Global Long-Short Fund. The table also shows the pro forma capitalization of Global Long-Short Fund as adjusted to give effect to the proposed Transaction. The capitalization of Global Long-Short Fund and its classes is likely to be different when the Transaction is consummated.



                                    GLOBAL     ADJUSTED      GLOBAL
                         U.S.     LONG-SHORT  (TRANSACTION LONG-SHORT
                      LONG-SHORT     FUND      EXPENSES)    FUND--PRO
                         FUND     (UNAUDITED)             FORMA AFTER
                     (UNAUDITED)                          TRANSACTION
                                                          (UNAUDITED)
                     --------------------------------------------------

Net assets (all           $33,591    $179,788       ($59)     $213,320
classes)*
(thousands)
Total shares
outstanding (all
classes)*               2,068,459  13,888,712               16,474,684
Class A net assets        $33,591    $141,335       ($53)     $174,873
(thousands)
Class A shares          2,068,459  10,878,377               13,464,349
outstanding
Class A net asset          $16.24      $12.99                   $12.99
value per share
Class B net assets            N/A     $34,799        ($5)      $34,794
(thousands)
Class B shares                N/A   2,729,212                2,729,212
outstanding
Class B net asset             N/A      $12.75                   $12.75
value per share
Advisor Class net             N/A      $3,654        ($1)       $3,653
assets (thousands)
Advisor Class                 N/A     281,123                  281,123
shares outstanding
Advisor Class net
asset value per
share                         N/A      $13.00                   $13.00

* U.S. Long-Short Fund only offers Class A shares. Global Long-Short Fund has three classes of shares: Class A, Class B and Advisor Class.



    COMPARISON OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

   This section describes and compares the key differences between the investment goals, strategies and principal policies of the Funds, as well as the risks associated with such goals, strategies and policies. The investment goal and most of the investment restrictions of each Fund are fundamental, which means that they cannot be changed without the Affirmative Majority Vote, as defined herein, of that Fund's outstanding voting securities. Unless otherwise noted, the investment policies of each Fund are non-fundamental and may be changed without shareholder approval. For a complete description of Global Long-Short Fund's investment policies and risks, you should read the Global Long-Short Fund Prospectus, which accompanies this Prospectus/Proxy Statement as Exhibit B, and the SAI relating to this Prospectus/Proxy Statement, which is incorporated by reference into this Prospectus/Proxy Statement and is available upon request.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS OF THE FUNDS?

    There are some differences in the goals and strategies used by each Fund. The investment goal of U.S. Long-Short Fund is to provide long-term capital appreciation in both up (bull) and down (bear) markets with less volatility than the overall stock market. The investment goal of Global Long-Short Fund is to provide long-term capital appreciation in both up (bull) and down
(bear) markets with less volatility than the overall GLOBAL stock market.

    Although U.S. Long-Short Fund may invest up to 20% of its net assets in foreign securities, it primarily invests (at least 80% of its net assets) in U.S. investments (primarily long and short positions in equity securities). On the other hand, Global Long-Short Fund primarily invests in equity securities of companies located anywhere in the world, including developing and emerging markets. Global Long-Short Fund invests in at least three different countries, which may include the United States. As a result of these differences, Global Long-Short Fund is subject to the risks of investing in foreign securities to a greater degree than U.S. Long-Short Fund.

      Under normal market conditions, both Funds primarily have both long and short positions in equity securities. U.S. Long-Short Fund's portfolio manager does not attempt to time the direction of the entire market, but keeps the flexibility to shift U.S. Long-Short Fund's net exposure (the value of equity securities held long less the value held short) depending on which market opportunities - long or short - look more attractive. Global Long-Short Fund's portfolio manager does not target a market neutral strategy and generally will have a net long position, although it may have a net short position in any region, country or sector.

      As of December 31, 2006, Global Long-Short Fund's portfolio consisted of 94% long positions, -27% short positions and 33% cash. On the other hand, as of December 31, 2006, U.S. Long-Short Fund's portfolio consisted of 66% long positions, -33% short positions and 67% cash. Furthermore, while more than 80% of U.S. Long-Short Fund's portfolio consisted of U.S. investments as of December 31, 2006, Global Long-Short Fund's portfolio as of the same time period (net of short sale positions) was comprised of 19% in investments in the United Kingdom, 18% in the U.S., 8% in Japan, 7% in South Korea, 6% in Germany, 3% in Taiwan and 3% in Norway. Moreover, as of December 31, 2006, Global Long-Short Fund had investments in 17 countries, including the U.S.

      There are also certain similarities between the strategies employed by both Funds. Both Funds may invest in stocks of companies of any size and may invest a substantial amount of their assets in smaller capitalization companies. In addition, each Fund may buy and sell options, financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on these contracts.

  HOW DO THE INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

The Funds' fundamental investment policies or restrictions are substantially similar. However, Global Long-Short Fund may invest up to 15% of its net assets in securities with a limited trading market.

  WHAT ARE THE PRINCIPAL RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE
FUNDS?

   Like all investments, an investment in either Fund involves risk. There is no assurance that the Funds will meet their investment goals. The achievement of the Funds' goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills.

   STOCKS   Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by a Fund.

   FOREIGN SECURITIES   Investing in foreign securities typically involves
more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. For example, the prices of foreign securities may be affected by, among others, the following factors:

o Currency exchange rates - The dollar value of a Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are denominated.

o Political and economic developments - The value of a Fund's foreign investments may be adversely affected by political, economic and social instability in their home countries.

o Availability of information - Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

o Limited markets - The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

   SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

   COUNTRY, SECTOR OR INDUSTRY FOCUS To the extent a Fund invests a significant portion of its assets in one or more countries, sectors or industries at the same time, a Fund will face a greater risk of loss due to factors affecting those countries, sectors or industries than if a Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

    SHORT SALES Despite the intent to reduce risk by having both long and short positions, it is possible that a Fund's stocks held long will decline in value at the same time that the value of the stocks sold short increases, thereby increasing the potential for loss. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request the borrowed stocks be returned to it on short notice, at a time when, in order to return them, a Fund may have to buy the borrowed stocks at an unfavorable price. If this occurs at a time when other short sellers of the same stock also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a Fund will have to cover its short sale by buying borrowed stocks at an unfavorable price. If that happens, a Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

    LEVERAGE Short sales effectively leverage a Fund's assets. The use of leverage may make any change in a Fund's net asset value even greater and thus result in increased volatility of returns. Assets that are used as collateral to cover the short sales may decrease in value while the short positions are outstanding. This may force a Fund to use its other assets to increase the collateral and reduce a Fund's flexibility in investing. Leverage also creates interest expense that may lower overall Fund returns.

    VALUE INVESTING A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.

    LIQUIDITY Reduced liquidity may have an adverse impact on market price and a Fund's ability to sell particular securities when necessary to meet a Fund's liquidity needs or in response to a specific economic event.

                   INFORMATION ABOUT GLOBAL LONG-SHORT FUND


   Information about Global Long-Short Fund is included in the Global Long-Short Fund Prospectus, which is enclosed with and incorporated by reference into (is considered a part of) this Prospectus/Proxy Statement. Additional information about Global Long-Short Fund is included in its SAI dated March 1, 2007, which is incorporated into the Global Long-Short Fund Prospectus and considered a part of this Prospectus/Proxy Statement. In addition, an SAI dated June 5, 2007 relating to this Prospectus/Proxy
Statement has been filed with the SEC. You may request a free copy of the SAI, Global Long-Short Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2006, and other information by calling 1-800/DIAL BEN(R) or by writing to Global Long-Short Fund at P.O. Box 997151, Sacramento, CA 95899-9983.


   The International Trust files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. Also, you can obtain copies of this information, after paying a duplicating fee at prescribed rates, by writing to the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549 or from the SEC's Internet site at http://www.sec.gov or by electronic request at the following email address: publicinfo@sec.gov.


                    INFORMATION ABOUT U.S. LONG-SHORT FUND

   Information about U.S. Long-Short Fund is included in the current U.S. Long-Short Fund Prospectus, which is incorporated into this Prospectus/Proxy Statement by reference, as well as U.S. Long-Short Fund's SAI dated September 1, 2006, as supplemented to date, the Trust's Annual Report to Shareholders dated April 30, 2006 and Semiannual Report to Shareholders dated October 31, 2006. These documents have been filed with the SEC. You may request free copies of these documents and other information relating to U.S. Long-Short Fund by calling 1-800/DIAL BEN(R) or by writing to U.S. Long-Short Fund at P.O. Box 997151, Sacramento, CA 95899-9983. Reports and other information filed by the Trust can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. Also, you can obtain copies of this information, after paying a duplicating fee at prescribed rates, by writing to the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549 or from the SEC's Internet site at http://www.sec.gov or by electronic request at the following email address: publicinfo@sec.gov.

                      FURTHER INFORMATION ABOUT THE FUNDS

   The following is a discussion of the organization of each Fund. More detailed information about each Fund's current corporate structure is contained in each Fund's SAI.

   CAPITAL STRUCTURE. U.S. Long-Short Fund is one series of the Trust, which was organized as a Delaware business trust (now referred to as a Delaware statutory trust) pursuant to a Trust Instrument dated January 25, 1991. Global Long-Short Fund is one series of the International Trust, which was organized as a Delaware business trust (now referred to as a Delaware statutory trust) pursuant to a Trust Instrument dated March 19, 1991. The number of shares of each Fund is unlimited, each having a par value of $0.01 per share. Each Fund may issue fractional shares.

   Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights. Fund shareholders have no appraisal rights.


   VOTING RIGHTS. For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share carries a proportionate fractional vote. Shareholders of the Funds are not entitled to cumulative voting in the election of Trustees. Quorum for a shareholders' meeting of the Trust and the International Trust is generally 40% of the shares entitled to vote, which are present in person or by proxy.


   The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental.

   Shareholders of the Funds are granted the power to vote on certain matters by the laws of the jurisdiction under which they were formed, and, for the Trust and for the International Trust, by their Declaration of Trusts. For both the Trust and the International Trust, their Trust Instruments specifically give shareholders the power to vote: (1) for the election of Trustees at a meeting called for the purpose of electing Trustees, (2) with respect to certain amendments to the Declaration of Trust as required by the Declaration of Trust, the 1940 Act or the requirements of any securities exchanges on which shares are listed for trading, (3) for dissolution of the Trust or a series of the Trust, and (4) on such matters as required by the Declaration of Trust, the by-laws and any registration statement of the Delaware Statutory Trust filed with the SEC or any State, or as the Trustees may consider necessary or desirable.

   In the case of both the Trust and the International Trust, a majority vote is required in all matters other than the election of trustees, where a quorum is present, unless the Declaration of Trust, by-laws or applicable law provide otherwise. Trustees of the Trust and the International Trust are elected by not less than a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at a shareholders meeting at which a quorum is present.

   The organizational documents for each Fund establish the maximum number of days prior to a shareholders' meeting during which, a record date may be set by that Fund's Board. The maximum number of days is 120.

   LEGAL STRUCTURES. Mutual funds, such as the Trust and the International Trust, formed under the Delaware Statutory Trust Act ("DSTA") are granted a significant amount of operational flexibility to adopt features, rights and obligations of the statutory trust and its trustees and shareholders in their charter instruments. Investment companies organized as Delaware statutory trusts have been able to benefit from this flexibility to streamline their operations and minimize expenses. For example, Delaware statutory trusts are not required to hold annual stockholders' meetings if meetings are not otherwise required by the federal securities laws, the charter or by-laws, and such funds may create new classes or series of stock without having to obtain the approval of stockholders at a meeting. The DSTA allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act.

   LIMITED LIABILITY FOR SHAREHOLDERS. Under the Delaware Act, shareholders of the Trust and International Trust, including the Funds, are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under Delaware General Corporation Law.

   BOARD OF TRUSTEES.   Pursuant to the laws of Delaware and each Trust's
Trust Instrument, the responsibility for the management of each Trust is vested in its Board of Trustees, which, among other things, is empowered by each Trust's Trust Instrument to elect the officers of each Trust and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management. Pursuant to the Trust Instrument, no Trustee of either Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, except for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   INSPECTION RIGHTS. Each Fund provides certain inspection rights to shareholders of its books and records, at least to the extent required by applicable law.

   LEGAL PROCEEDINGS. For information about material pending legal proceedings and regulatory matters, please see the sections entitled "Management" in each Fund's Prospectus.


                              VOTING INFORMATION

  HOW MANY VOTES ARE NECESSARY TO APPROVE THE PLAN?


   An Affirmative Majority Vote, as defined herein, of the outstanding voting securities of U.S. Long-Short Fund is required to approve the Plan. Each shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share of U.S. Long-Short Fund held at the close of business on May 15, 2007 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

   Forty percent (40%) of U.S. Long-Short Fund's aggregate shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting. Under relevant state law and the Trust's governing documents, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions will be treated as votes cast at such Meeting, but broker non-votes will not be treated as votes cast at such Meeting. Abstentions and broker non-votes, therefore will be included for purposes of determining whether a quorum is present but will have the same effect as a vote AGAINST the Plan.


  HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

   You can vote in any one of four ways:

    o  By mail, with the enclosed proxy card;
    o  In person at the Meeting;
    o  By telephone; or
    o  Through the Internet.

   If your account is eligible for voting by telephone or through the Internet, separate instructions are enclosed.

   A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to U.S. Long-Short Fund. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

  MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by sending a written notice to the Trust expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

  WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

   The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

  WHO IS ENTITLED TO VOTE?


   Shareholders of record of U.S. Long-Short Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 1,707,621,716 outstanding Class A shares of U.S. Long-Short Fund.


  HOW WILL PROXIES BE SOLICITED?

   InvestorCONNECT, a division of The Altman Group, a professional proxy solicitation firm (the "Solicitor"), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $24,000. U.S. Long-Short Fund expects that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of U.S. Long-Short Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board of the Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.


    In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor representative, then the Solicitor representative may ask for the shareholder's instructions on the Proposal. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.


    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person.

  WHAT OTHER SOLICITATIONS WILL BE MADE?

   U.S. Long-Short Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of the Trust or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

  ARE THERE DISSENTERS' RIGHTS?

   Shareholders of U.S. Long-Short Fund will not be entitled to any "dissenters' rights" because the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at NAV until the closing date. After the closing date, you may redeem your Global Long-Short Fund shares or exchange them for shares of certain other funds in Franklin Templeton Investments. Redemptions are subject to the terms in the prospectus of the respective Fund.

                           PRINCIPAL HOLDERS OF SHARES

   As of the Record Date, the officers and trustees of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of U.S. Long-Short Fund. In addition, as of the Record Date, the officers and directors of the International Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of Global Long-Short Fund.

   From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of either Fund, except as listed below, as of the Record Date, no other person owned (beneficially or of record) 5% or more of the outstanding shares of U.S. Long-Short Fund or of any class of Global Long-Short Fund.



             NAME AND ADDRESS         SHARE CLASS   PERCENTAGE (%)
     ------------------------------------------------------------

     GLOBAL LONG-SHORT FUND:

     MLPF&S For the Benefit of ITS         A          12.59
     Customers
     4800 Deer Lake Drive East 2nd
     Floor
     Jacksonville, FL 32246-6484


   Upon completion of the Transaction, it is not expected that those persons disclosed above as owning 5% or more of U.S. Long-Short Fund's outstanding Class A shares will own in excess of 5% of the then outstanding Class A shares of Global Long-Short Fund. It is also not expected that the percentage ownership of Global Long-Short Fund by those persons listed above will materially change as a result of the Transaction.

                             SHAREHOLDER PROPOSALS

    The Trust is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust's proxy statement for the next meeting of shareholders should send his or her written proposal to the Trust's offices at One Franklin Parkway, San Mateo, California 94403-1906,
Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Trust's proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

    Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

                                  ADJOURNMENT

   The holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, whether or not a quorum is present, or the chairperson of the Board, the president of the Trust, in the absence of the chairperson of the Board, or any vice president or other authorized officer of the Trust, in the absence of the president may adjourn the Meeting. Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow for the further solicitation of proxies. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment.




                                   By Order of the Board of Trustees,


                                   Karen L. Skidmore
                                   SECRETARY
    June 5, 2007


                                   GLOSSARY

USEFUL TERMS AND DEFINITIONS

   AFFIRMATIVE MAJORITY VOTE-- the affirmative vote of the lesser of: (i) a majority of the outstanding shares of U.S. Long-Short Fund, or (ii) 67% or more of the outstanding shares of U.S. Long-Short Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of U.S. Long-Short Fund are present or represented by proxy.

   1940 ACT--Investment Company Act of 1940, as amended.

   DISTRIBUTORS--Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for the Funds.

   FAI--Franklin Advisers, Inc., the investment manager for U.S. Long-Short Fund and Global Long-Short Fund.

   FRANKLIN TEMPLETON FUNDS--The U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Franklin Mutual Recovery Fund.

   FRANKLIN TEMPLETON INVESTMENTS--All registered investment companies and other accounts managed by various subsidiaries of Franklin Resources, Inc., a publicly owned holding company.

   FT SERVICES--Franklin Templeton Services, LLC, the administrator for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' investment manager and principal underwriter.


   INVESTOR SERVICES--Franklin Templeton Investor Services, LLC, 3344 Quality Drive, Rancho Cordova, CA 95670-7313, the shareholder servicing, transfer agent and dividend-paying agent for the Funds.


   NET ASSET VALUE (NAV)--The value of a mutual fund is determined by deducting a fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

   RESOURCES--Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403-1906.

   SAI--Statement of Additional Information.
   SEC--U.S. Securities and Exchange Commission.

   SECURITIES DEALER--A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.
    TGAL--Templeton Global Advisors Limited, which provides sub-advisory services to Global Long-Short Fund.

    U.S.--United States.

                    EXHIBITS TO PROSPECTUS/PROXY STATEMENT

EXHIBIT

A. Form of Agreement and Plan of Reorganization by and between Franklin Strategic Series, on behalf of Franklin U.S. Long-Short Fund, and Franklin Templeton International Trust, on behalf of Templeton Global Long-Short Fund (attached)

B. Prospectus of Templeton Global Long-Short Fund - Class A, Class B and Advisor Class shares, dated March 1, 2007, as supplemented to date (enclosed)




150



                                                                     EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION


   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan"), is made as of this ____ day of ______, 2007, by and between Franklin Strategic Series ("Strategic Series"), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Franklin Parkway, San Mateo, California 94403-1906, on behalf of its series, Franklin U.S. Long-Short Fund ("U.S. Long-Short Fund"), and Franklin Templeton International Trust ("International Trust"), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Franklin Parkway, San Mateo, California 94403-1906, on behalf of its series, Templeton Global Long-Short Fund ("Global Long-Short Fund").



                            PLAN OF REORGANIZATION

   The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by International Trust, on behalf of Global Long-Short Fund, of substantially all of the property, assets and goodwill of U.S. Long-Short Fund in exchange solely for full and fractional Class A shares of beneficial interest, without par value, of Global Long-Short Fund ("Global Long-Short Fund Shares"); (ii) the distribution of Global Long-Short Fund Shares to the shareholders of Class A shares of U.S. Long-Short Fund (the "U.S. Long-Short Fund Shares"), respectively, according to their respective interests in U.S. Long-Short Fund in complete liquidation of U.S. Long-Short Fund; and (iii) the dissolution of U.S. Long-Short Fund as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of the Plan hereinafter set forth.


                                   AGREEMENT

   In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the PARTIES HERETO COVENANT AND AGREE AS
FOLLOWS:

1. SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF U.S. LONG-SHORT FUND.

   (a) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties of International Trust, on behalf of Global Long-Short Fund, herein contained, and in consideration of the delivery by International Trust of the number of Global Long-Short Fund Shares hereinafter provided, Strategic Series, on behalf of U.S. Long-Short Fund, agrees that it will convey, transfer and deliver to International Trust, for the benefit of Global Long-Short Fund, at the Closing all of U.S. Long-Short Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for
(i) cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing
Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (b) pay such contingent liabilities as the Board of Trustees of Strategic Series shall reasonably deem to exist against U.S. Long-Short Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on U.S. Long-Short Fund's books, and (ii) any obligations and liabilities of U.S. Long-Short Fund relating to any open short sale positions that U.S. Long-Short Fund may have as of the Closing Date (the "Short Sale Obligations"), it being the intention of Global Long-Short Fund to assume any open short-sale positions of U.S. Long-Short Fund as of the Closing Date (hereinafter "Net Assets"). Neither International Trust nor Global Long-Short Fund shall assume any liability of U.S. Long-Short Fund or Strategic Series, other than any Short-Sale Obligations, and U.S. Long-Short Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.

   (b) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties of Strategic Series, on behalf of U.S. Long-Short Fund, herein contained, and in consideration of such sale, conveyance, transfer, and delivery, International Trust agrees at the Closing to deliver to Strategic Series the number of Global Long-Short Fund Shares, determined by dividing the net asset value per share of Class A shares of U.S. Long-Short Fund by the net asset value per share of Class A shares of Global Long-Short Fund, and separately multiplying the result thereof by the number of outstanding Class A shares of U.S. Long-Short Fund, as of 1:00 p.m., Pacific Time, on the Closing Date. The Global Long-Short Fund Shares delivered to Strategic Series at the Closing shall have an aggregate net asset value equal to the value of U.S. Long-Short Fund's Net Assets, all determined as provided in Section 2 of this Plan and as of the date and time specified herein.

   (c) Immediately following the Closing, Strategic Series shall dissolve U.S. Long-Short Fund and distribute pro rata to U.S. Long-Short Fund's shareholders of record as of the close of business on the Closing Date, Global Long-Short Fund Shares received by U.S. Long-Short Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of Global Long-Short Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Global Long-Short Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of U.S. Long-Short Fund shall be entitled to surrender the same to the transfer agent for Global Long-Short Fund in exchange for the number of Global Long-Short Fund Shares of the same class into which the U.S. Long-Short Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Global Long-Short Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of U.S. Long-Short Fund shall be deemed for all Global Long-Short Fund purposes to evidence ownership of the number of Global Long-Short Fund Shares into which the U.S. Long-Short Fund Shares (which prior to the Closing were represented thereby) have been converted.

   (d) At the Closing, each shareholder of record of U.S. Long-Short Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 8(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of U.S. Long-Short Fund that such person had on such Distribution Record Date.

2. VALUATION.

    (a) The net asset value of Global Long-Short Fund Shares and U.S. Long-Short Fund Shares and the value of U.S. Long-Short Fund's Net Assets to be acquired by Global Long-Short Fund hereunder shall in each case be computed as of 1:00 p.m., Pacific Time, on the Closing Date unless on such date (a) the New York Stock Exchange ("NYSE") is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) or (c) are each referred to as a "Market Disruption"). The net asset value per share of Global Long-Short Fund Shares and U.S. Long-Short Fund Shares and the value of U.S. Long-Short Fund's Net Assets shall be computed in accordance with the valuation procedures set forth in the respective prospectuses of Global Long-Short Fund and U.S. Long-Short Fund.

    (b) In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value of Global Long-Short Fund Shares or U.S. Long-Short Fund Shares or the value of U.S. Long-Short Fund's Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

3. CLOSING AND CLOSING DATE.

   The Closing Date shall be August 28, 2007 or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Strategic Series at 2:00 p.m., Pacific Time, on the Closing Date. Strategic Series, on behalf of U.S. Long-Short Fund, shall have provided for delivery as of the Closing of those Net Assets of U.S. Long-Short Fund to be transferred to the account of Global Long-Short Fund's Custodian, JPMorgan Chase Bank, Network Management, 4 Chase MetroTech Center--10th Floor, Brooklyn, NY 11245. Also, Strategic Series, on behalf of U.S. Long-Short
Fund, shall deliver at the Closing a list of names and addresses of the shareholders of record of each class of U.S. Long-Short Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m., Pacific Time, on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief.
International Trust, on behalf of Global Long-Short Fund, shall provide evidence satisfactory to Strategic Series that the Global Long-Short Fund Shares to be delivered to the account of U.S. Long-Short Fund have been registered in an account on the books of Global Long-Short Fund in such manner as the officers of Strategic Series on behalf of U.S. Long-Short Fund may reasonably request.

4. REPRESENTATIONS AND WARRANTIES BY INTERNATIONAL TRUST ON BEHALF OF GLOBAL LONG-SHORT FUND.

   International Trust, on behalf of Global Long-Short Fund, represents and warrants to Strategic Series that:

   (a) Global Long-Short Fund is a series of International Trust, a statutory trust created under the laws of the State of Delaware on March 19, 1991, and is validly existing under the laws of that State. International Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Global Long-Short Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

   (b) International Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Global Long-Short Fund, and each outstanding share of which is, and each share of which when issued pursuant to and in accordance with the Plan will be, fully paid, non-assessable, and has or will have full voting rights. International Trust currently issues shares of two (2) series, including Global Long-Short Fund. Global Long-Short Fund is further divided into three classes of shares of which the Global Long-Short Fund Shares represent one class: Class A. No shareholder of International Trust shall have any option, warrant or preemptive right of subscription or purchase with respect to Global Long-Short Fund Shares.

   (c) The financial statements appearing in Global Long-Short Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2006, audited by PricewaterhouseCoopers LLP and any interim unaudited financial statements fairly present the financial position of Global Long-Short Fund as of their respective dates and the results of Global Long-Short Fund's operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

   (d) The books and records of Global Long-Short Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Global Long-Short Fund.

   (e) International Trust has the power to own all of its properties and assets, to perform its obligations under the Plan and to consummate the transactions contemplated herein. International Trust has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct Global Long-Short Fund's business as such business is now being conducted and to consummate the transactions contemplated herein.

   (f) International Trust, on behalf of Global Long-Short Fund, is not a party to or obligated under any provision of its Declaration of Trust, as amended ("International Trust Declaration") or By-laws, as amended ("By-laws"), or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Global Long-Short Fund or International Trust of the transactions contemplated by the Plan, except for the registration of Global Long-Short Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

   (g) International Trust has elected to treat Global Long-Short Fund as a regulated investment company ("RIC") for federal income tax purposes under
Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Global Long-Short Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

   (h) Global Long-Short Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

   (i) Global Long-Short Fund does not have any unamortized or unpaid organizational fees or expenses.

   (j) Global Long-Short Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as an investment company.

   (k) There is no intercorporate indebtedness existing between U.S. Long-Short Fund and Global Long-Short Fund that was issued, acquired or will be settled at a discount.

   (l) Global Long-Short Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any shares of U.S. Long-Short Fund.

   (m) International Trust has no plan or intention to issue additional shares of Global Long-Short Fund following the reorganization except for shares issued in the ordinary course of Global Long-Short Fund's business as a series of an open-end investment company; nor does International Trust have any plan or intention to redeem or otherwise reacquire any shares of Global Long-Short Fund issued pursuant to the Plan of Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act.

   (n) Global Long-Short Fund is in the same line of business as U.S. Long-Short Fund before the Plan of Reorganization and did not enter into such line of business as part of the reorganization. Global Long-Short Fund will actively continue U.S. Long-Short Fund's business in substantially the same manner that U.S. Long-Short Fund conducted that business immediately before the Plan of Reorganization and has no plan or intention to change such business. On the Closing Date, Global Long-Short Fund expects that at least 33 1/3% of U.S. Long-Short Fund's portfolio assets will meet the investment objectives, strategies, policies, risks and restrictions of Global Long-Short Fund. Global Long-Short Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the reorganization. Global Long-Short Fund has no plan or intention to sell or otherwise dispose of any of the former assets of U.S. Long-Short Fund, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business, Global Long-Short Fund will continuously review its investment portfolio (as U.S. Long-Short Fund did before the Closing) to determine whether to retain or dispose of particular stocks or securities, including those included among the former assets of U.S. Long-Short Fund.

   (o) The registration statement on Form N-14 referred to in Section 7(g) hereof (the "Registration Statement"), and any prospectus or statement of additional information of Global Long-Short Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement or any such prospectus or statement of additional information, on the effective and clearance dates of the Registration Statement, on the date of the Special Meeting of U.S. Long-Short Fund shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

5. REPRESENTATIONS AND WARRANTIES BY STRATEGIC SERIES ON BEHALF OF U.S. LONG-SHORT FUND.

   Strategic Series, on behalf of U.S. Long-Short Fund, represents and warrants to International Trust that:

   (a) U.S. Long-Short Fund is a series of Strategic Series, a statutory trust created under the laws of the State of Delaware on January 25, 1991, and is validly existing under the laws of the State of Delaware. Strategic Series is duly registered under the 1940 Act as an open-end, management investment company and all of Strategic Series' U.S. Long-Short Fund Shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

   (b) Strategic Series is authorized to issue an unlimited number of shares of beneficial interest, without par value, of U.S. Long-Short Fund, and each outstanding share of which is fully paid, non-assessable, and has full voting rights. Strategic Series issues shares of twelve (12) series, including U.S. Long-Short Fund. U.S. Long-Short Fund has one class of shares: Class A, and an unlimited number of shares of beneficial interest of Strategic Series have been allocated and designated to such class of U.S. Long-Short Fund. No shareholder of Strategic Series has or will have any option, warrant or preemptive rights of subscription or purchase with respect to U.S. Long-Short Fund Shares.

   (c) The financial statements appearing in U.S. Long-Short Fund's Annual Report to Shareholders for the fiscal year ended April 30, 2006, audited by PricewaterhouseCoopers LLP and any interim financial statements for Strategic Series fairly present the financial position of U.S. Long-Short Fund as of their respective dates and the results of U.S. Long-Short Fund's operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

   (d) Strategic Series has the power to own all of its properties and assets, to perform its obligations under the Plan and to consummate the transactions contemplated herein. Strategic Series has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct U.S. Long-Short Fund's business as such business is now being conducted and to consummate the transactions contemplated herein.

   (e) Strategic Series, on behalf of U.S. Long-Short Fund, is not a party to or obligated under any provision of its Declaration of Trust, as amended ("Strategic Series Trust Instrument"), or Bylaws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan. U.S. Long-Short Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this
Plan) which will not be terminated by U.S. Long-Short Fund in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due or payable by U.S. Long-Short Fund.

   (f) Strategic Series has elected to treat U.S. Long-Short Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code. U.S. Long-Short Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

   (g) U.S. Long-Short Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

   (h) U.S. Long-Short Fund does not have any unamortized or unpaid organization fees or expenses.

   (i) U.S. Long-Short Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 5(c) hereof and those incurred in the ordinary course of business as an investment company.

   (j) Since October 31, 2006 there has not been any material adverse change in U.S. Long-Short Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

   (k) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by U.S. Long-Short Fund or Strategic Series of the transactions contemplated by the Plan, except the necessary U.S. Long-Short Fund shareholder approval, or as may otherwise be required under the federal or state securities laws or the rules and regulations thereunder.

   (l) There is no intercorporate indebtedness existing between U.S. Long-Short Fund and Global Long-Short Fund that was issued, acquired or will be settled at a discount.

   (m) During the five-year period ending on the Closing Date, (i) U.S. Long-Short Fund has not acquired, and will not acquire, U.S. Long-Short Fund Shares with consideration other than Global Long-Short Fund Shares or U.S. Long-Short Fund Shares, except for redemptions in the ordinary course of U.S. Long-Short Fund's business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act, and (ii) no distributions have been made with respect to U.S. Long-Short Fund Shares (other than regular, normal dividend distributions made pursuant to the U.S. Long-Short Fund's historic dividend paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for distributions described in Sections 852 and 4982 of the Code.

   (n) As of the Closing Date, U.S. Long-Short Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of U.S. Long-Short Fund, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

   (o) Throughout the five year period ending on the Closing Date, U.S. Long-Short Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code. U.S. Long-Short Fund did not enter into (or expand) a line of business as part of the Plan of Reorganization. U.S. Long-Short Fund will not alter its investment portfolio in connection with the Plan of Reorganization.

6. REPRESENTATIONS AND WARRANTIES BY STRATEGIC SERIES AND INTERNATIONAL
TRUST.

   Strategic Series, on behalf of U.S. Long-Short Fund, and International Trust, on behalf of Global Long-Short Fund, each represents and warrants to the other that:

   (a) The statement of assets and liabilities to be furnished by it as of 1:00 p.m., Pacific Time, on the Closing Date for the purpose of determining the number of Global Long-Short Fund Shares to be issued pursuant to Section 1 of the Plan, will accurately reflect each Fund's Net Assets and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

   (b) Except as disclosed in its currently effective prospectus relating to U.S. Long-Short Fund, in the case of Strategic Series, and Global Long-Short Fund, in the case of International Trust, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it. Neither International Trust nor Strategic Series is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects Global Long-Short Fund's or U.S. Long-Short Fund's business or their ability to consummate the transactions herein contemplated.

   (c) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

   (d) The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of its Board of Trustees, and the Plan, subject to the approval of U.S. Long-Short Fund's shareholders in the case of Strategic Series, constitutes a valid and binding obligation enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

   (e) It anticipates that consummation of the Plan will not cause either U.S. Long-Short Fund, in the case of Strategic Series, nor Global Long-Short Fund, in the case of International Trust, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation qualification as a RIC at the end their respective fiscal years.

7. COVENANTS OF STRATEGIC SERIES AND INTERNATIONAL TRUST.

      (a) Strategic Series, on behalf of U.S. Long-Short Fund, and International Trust, on behalf of Global Long-Short Fund, each covenants to operate their respective businesses as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise taxes.

      (b) Strategic Series, on behalf of U.S. Long-Short Fund, undertakes that it will not acquire Global Long-Short Fund Shares for the purpose of making distributions thereof to anyone other than U.S. Long-Short Fund's shareholders.

      (c) Strategic Series, on behalf of U.S. Long-Short Fund, undertakes that, if the Plan is consummated, it will liquidate and dissolve U.S. Long-Short Fund.

      (d) Strategic Series, on behalf of U.S. Long-Short Fund, and International Trust, on behalf of Global Long-Short Fund, each agree that, by the Closing, all of their federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes, and to the best of their knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

      (e) At the Closing, Strategic Series, on behalf of U.S. Long-Short Fund, will provide Global Long-Short Fund a copy of the shareholder ledger accounts, certified by U.S. Long-Short Fund's transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of U.S. Long-Short Fund Shares as of 1:00 p.m., Pacific Time, on the Closing Date who are to become shareholders of Global Long-Short Fund as a result of the transfer of assets that is the subject of the Plan.

      (f) The Board of Trustees of Strategic Series shall call and Strategic Series shall hold, a Special Meeting of U.S. Long-Short Fund's shareholders to consider and vote upon the Plan (the "Special Meeting") and Strategic Series shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. Strategic Series agrees to mail to each shareholder of record of U.S. Long-Short Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and
Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (g) International Trust has filed with the SEC the Registration Statement and will use its best efforts to provide that the Registration Statement becomes effective as promptly as is practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (h) Subject to the provisions of this Plan, International Trust and Strategic Series each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Plan.

8. CONDITIONS PRECEDENT TO BE FULFILLED BY STRATEGIC SERIES AND INTERNATIONAL TRUST.

   The consummation of the Plan hereunder shall be subject to the following respective conditions:

   (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

   (b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Board of Trustees certified by its Secretary or equivalent officer of each of the Funds.

   (c) That the SEC shall have declared effective the Registration Statement and not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

   (d) That the Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of U.S. Long-Short Fund at a meeting or any adjournment thereof.

   (e) That a distribution or distributions shall have been declared for U.S. Long-Short Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific Time, on the Closing Date; and (ii) any undistributed ordinary income and capital gain net income from any prior period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

   (f) That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of U.S. Long-Short Fund or Global Long-Short Fund.

   (g) That there shall be delivered to Strategic Series, on behalf of U.S. Long-Short Fund, and International Trust, on behalf of Global Long-Short Fund, an opinion in form and substance satisfactory to them, from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to International Trust and Strategic Series, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, the laws of the State of Delaware, and based upon certificates of the officers of Strategic Series and International Trust with regard to matters of fact:

      (1) The acquisition by Global Long-Short Fund of substantially all the assets of U.S. Long-Short Fund as provided for herein in exchange solely for Global Long-Short Fund Shares and the assumption of Global Long-Short Fund of the Short-Sale Obligations of U.S. Long-Short Fund, followed by the distribution by U.S. Long-Short Fund to its shareholders of Global Long-Short Fund Shares in complete liquidation of U.S. Long-Short Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and U.S. Long-Short Fund and Global Long-Short Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

      (2) No gain or loss will be recognized by U.S. Long-Short Fund upon the transfer of substantially all of its assets to, and the assumption of its Short-Sale Obligations by, Global Long-Short Fund in exchange solely for voting shares of Global Long-Short Fund (Sections 361(a) and 357(a) of the Code);

      (3) Global Long-Short Fund will recognize no gain or loss upon the receipt of substantially all of the assets of U.S. Long-Short Fund in exchange solely for voting shares of Global Long-Short Fund and the assumption by Global Long-Short Fund of the Short-Sale Obligations of U.S. Long-Short Fund (Section 1032(a) of the Code);

      (4) No gain or loss will be recognized by U.S. Long-Short Fund upon the distribution of Global Long-Short Fund Shares to its shareholders in liquidation of U.S. Long-Short Fund (in pursuance of the Plan) (Section 361(c)(1) of the Code);

      (5) The basis of the assets of U.S. Long-Short Fund received by Global Long-Short Fund will be the same as the basis of such assets to U.S. Long-Short Fund immediately prior to the Plan of Reorganization (Section 362(b) of the Code);

      (6) The holding period of the assets of U.S. Long-Short Fund received by Global Long-Short Fund will include the period during which such assets were held by U.S. Long-Short Fund (Section 1223(2) of the Code);

      (7) No gain or loss will be recognized by the shareholders of U.S. Long-Short Fund upon the exchange of their shares in U.S. Long-Short Fund for voting shares of Global Long-Short Fund including fractional shares to which they may be entitled (Section 354(a) of the Code);

      (8) The basis of Global Long-Short Fund Shares received by the shareholders of U.S. Long-Short Fund shall be the same as the basis of the U.S. Long-Short Fund Shares exchanged therefor (Section 358(a)(1) of the
Code);

      (9) The holding period of Global Long-Short Fund Shares received by shareholders of U.S. Long-Short Fund (including fractional shares to which they may be entitled) will include the holding period of U.S. Long-Short Fund Shares surrendered in exchange therefor, provided that U.S. Long-Short Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

      (10) Global Long-Short Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations")) the items of U.S. Long-Short Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

    (h) That there shall be delivered to International Trust, on behalf of Global Long-Short Fund, an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to Strategic Series, on behalf of U.S. Long-Short Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

      (1) U.S. Long-Short Fund is a series of Strategic Series and that Strategic Series is a validly existing statutory trust in good standing under the laws of the State of Delaware;

      (2) Strategic Series is authorized to issue an unlimited number of shares of beneficial interest, without par value, of U.S. Long-Short Fund. One class of shares of U.S. Long-Short Fund (Class A) has been designated as U.S. Long-Short Fund Shares, and an unlimited number of shares of beneficial interest of Strategic Series have been allocated to U.S. Long-Short Fund Shares;

      (3) Strategic Series is an open-end investment company of the management type registered as such under the 1940 Act;

      (4) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of Strategic Series on behalf of U.S. Long-Short Fund; and

      (5) The Plan is the legal, valid and binding obligation of Strategic Series, on behalf of U.S. Long-Short Fund, and is enforceable against Strategic Series, on behalf of U.S. Long-Short Fund, in accordance with its terms.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Strategic Series with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Strategic Series.

  (i) That there shall be delivered to Strategic Series, on behalf of U.S. Long-Short Fund, an opinion in form and substance satisfactory to it from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to International Trust, on behalf of Global Long-Short Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:
      (1) Global Long-Short Fund is a series of International Trust and International Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;

      (2) International Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Global Long-Short Fund;

      (3) International Trust is an open-end investment company of the management type registered as such under the 1940 Act;

      (4) Global Long-Short Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by International Trust, on behalf of Global Long-Short Fund;

      (5) The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of International Trust, on behalf of Global Long-Short Fund;

      (6) The Plan is the legal, valid and binding obligation of International Trust, on behalf of Global Long-Short Fund, and is enforceable against International Trust, on behalf of Global Long-Short Fund, in accordance with its terms; and

      (7) To the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the SEC under the 1933 Act.

   In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of International Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of International Trust.

   (j) That U.S. Long-Short Fund shall have received a certificate from the President or any Vice President and the Secretary or any Assistant Secretary of International Trust, on behalf of Global Long-Short Fund, to the effect that the statements contained in the Prospectus, at the time the Prospectus became effective and at the date of the signing of this Plan, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

   (k) That International Trust's Registration Statement with respect to Global Long-Short Fund Shares to be delivered to U.S. Long-Short Fund's shareholders in accordance with the Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

   (l) That Global Long-Short Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Global Long-Short Fund Shares lawfully to be delivered to each holder of U.S. Long-Short Fund Shares.

   (m) That, at the Closing, there shall be transferred to International Trust, on behalf of Global Long-Short Fund, aggregate Net Assets of U.S. Long-Short Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of U.S. Long-Short Fund on the Closing Date.

   (n) That there be delivered to International Trust, on behalf of Global Long-Short Fund, information concerning the tax basis of U.S. Long-Short Fund in all securities transferred to Global Long-Short Fund, together with shareholder information including the names, addresses, and taxpayer identification numbers of the shareholders of U.S. Long-Short Fund as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with U.S. Long-Short Fund with respect to each shareholder.

9. EXPENSES.

    The expenses of entering into and carrying out the provisions of this Plan shall be borne as follows: Franklin Advisers, Inc. will pay 50% of the expenses, including the costs of the proxy solicitation, and U.S. Long-Short Fund and Global Long-Short Fund will each pay 25% of the such expenses.

10. TERMINATION; POSTPONEMENT; WAIVER; ORDER.

   (a) Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of U.S. Long-Short Fund) prior to the Closing, or the Closing may be postponed as follows:

      (1) by mutual consent of Strategic Series, on behalf of U.S. Long-Short Fund, and International Trust, on behalf of Global Long-Short Fund;

      (2) by International Trust, on behalf of Global Long-Short Fund, if any condition of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

      (3) by Strategic Series, on behalf of U.S. Long-Short Fund, if any conditions of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

   (b) If the transactions contemplated by the Plan have not been consummated by December 31, 2007, the Plan shall automatically terminate on that date, unless a later date is agreed to by both International Trust and Strategic Series.

   (c) In the event of termination of the Plan prior to consummation of the Plan of Reorganization pursuant to the provisions hereof, the same shall become void and have no further effect, and neither Strategic Series, International Trust, U.S. Long-Short Fund nor Global Long-Short Fund, nor their trustees, officers, or agents or the shareholders of U.S. Long-Short Fund or Global Long-Short Fund shall have any liability in respect of this Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 9 hereof.

   (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof if, in the judgment of such party, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

   (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither Strategic Series nor International Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

   (f) If any order or orders of the SEC with respect to the Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Strategic Series, on behalf of U.S. Long-Short Fund, or the Board of Trustees of International Trust, on behalf of Global Long-Short Fund, to be acceptable, such terms and conditions shall be binding as if a part of the Plan without further vote or approval of the shareholders of U.S. Long-Short Fund, unless such terms and conditions shall result in a change in the method of computing the number of Global Long-Short Fund Shares to be issued to U.S. Long-Short Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of U.S. Long-Short Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless Strategic Series shall promptly call a special meeting of the shareholders of U.S. Long-Short Fund at which such conditions so imposed shall be submitted for approval.

11. LIABILITY OF INTERNATIONAL TRUST AND STRATEGIC SERIES.

    (a) Each party acknowledges and agrees that all obligations of International Trust under the Plan are binding only with respect to Global Long-Short Fund; that any liability of International Trust under this Plan with respect to International Trust, or in connection with the transactions contemplated herein with respect to Global Long-Short Fund, shall be discharged only out of the assets of Global Long-Short Fund; that no other series of International Trust shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither Strategic Series nor U.S. Long-Short Fund shall seek satisfaction of any such obligation or liability from the shareholders of International Trust, the trustees, officers, employees or agents of International Trust, or any of them.

    (b) Each party acknowledges and agrees that all obligations of Strategic Series under the Plan are binding only with respect to U.S. Long-Short Fund; that any liability of Strategic Series under this Plan with respect to U.S. Long-Short Fund, or in connection with the transactions contemplated herein with respect to U.S. Long-Short Fund, shall be discharged only out of the assets of U.S. Long-Short Fund; that no other series of Strategic Series shall be liable with respect to this Plan or in connection with the transactions contemplated herein; and that neither International Trust nor Global Long-Short Fund shall seek satisfaction of any such obligation or liability from the shareholders of Strategic Series, the trustees, officers, employees or agents of Strategic Series, or any of them.

12. ENTIRE AGREEMENT AND AMENDMENTS.

   The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for. The Plan may be amended only by mutual consent of the parties in writing. Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

13. COUNTERPARTS.

   The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

14. NOTICES.

   Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Global Long-Short Fund, at Franklin Templeton International Trust, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, or U.S. Long-Short Fund, at Franklin Strategic Series, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, as the case may be.

15. GOVERNING LAW.

    This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

                           [SIGNATURES ON NEXT PAGE]

   IN WITNESS WHEREOF, Strategic Series, on behalf of U.S. Long-Short Fund, and International Trust, on behalf of Global Long-Short Fund, have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.


FRANKLIN STRATEGIC SERIES,
 on behalf of FRANKLIN
U.S. LONG-SHORT FUND

By:

    -----------------------

    (Name) (Title)


FRANKLIN TEMPLETON
INTERNATIONAL TRUST, on
behalf of TEMPLETON GLOBAL
LONG-SHORT FUND

By:

     ----------------------

     (Name) (Title)



















                                   EXHIBIT B
                       TEMPLETON GLOBAL LONG-SHORT FUND
                        PROSPECTUS DATED MARCH 1, 2007


MARCH 1, 2007

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS  CLASS A, B & ADVISOR


TEMPLETON GLOBAL LONG-SHORT FUND

Franklin Templeton International Trust






















[Insert FRANKLIN TEMPLETON INVESTMENTS logo]




CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2  Goal and Strategies

 5  Main Risks

11  Performance

13  Fees and Expenses

15  Management

20  Distributions and Taxes

25  Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

28  Choosing a Share Class

39  Buying Shares

42  Investor Services

46  Selling Shares

49  Exchanging Shares

57  Account Policies

67  Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term capital appreciation in both up and down (bull and bear) markets with less volatility than the overall global stock market.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund will have both long and short positions in equity securities, primarily common stocks of companies located anywhere in the world, including developing or emerging markets.

[Begin callout]
The Fund's investment philosophy is that a combination of long and short positions in a diversified portfolio of global equity securities can provide positive returns in either up or down markets as well as reduce volatility risk.
[End callout]

An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. The Fund also may have long or short positions in exchange-traded funds, which hold portfolios of securities generally in proportion to the securities in a given market, sector or international index. These positions allow the Fund assets invested to track the performance and dividend yield in the applicable broad market, sector or international index.

When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells a stock it does not own at the current market price and delivers to the buyer a stock that it has borrowed. To close out, or terminate, the short position, the Fund buys the same stock in the market and returns it to the lender. The Fund makes money when the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The manager constructs the Fund's portfolio on a stock-by-stock basis. Every purchase is evaluated by weighing the potential gains against associated risks. The Fund buys stocks "long" that it believes will go up in price and sells stocks "short" that it believes will go down in price. The manager does not attempt to time the direction of the entire market, but keeps the flexibility to shift the Fund's net exposure (the value of securities held long less the value of securities held short) depending on which market opportunities--long or short--look more attractive. The Fund does not target a market neutral strategy and generally will have a net long position, although it may have a net short position in any region, country or sector. Because of the way that the Fund constructs its portfolio, there may be times when the Fund's investments are focused in one or more industry sectors.

When choosing long or short equity positions for this Fund, the manager applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.

The Fund will invest in at least three different countries, which may include the United States. However, there is no minimum investment required in any single country and the Fund may have significant investments in one or several countries. The Fund may invest in stock of companies of any size. A substantial amount of the Fund's assets may be invested in smaller companies.

In order to effectively maintain the Fund's flexibility to shift its net exposure, the Fund may buy and sell options, financial futures contracts, stock index futures contracts, foreign currency futures contracts (futures contracts) and options on these contracts. The Fund uses options, futures contracts and options on futures contracts to (1) to help manage risks relating to targeted long or short portfolio allocation percentages and other market factors, (2) to increase liquidity, (3) invest in a particular instrument in a more efficient or less expensive way, (4) quickly and efficiently cause new cash to be invested in the securities markets and/or,
(5) if cash will be needed to meet shareholder redemption requests, remove Fund assets from exposure to the market. The Fund's manager considers various factors, such as availability and cost, in deciding whether to use any particular option, futures contract or similar instrument. The Fund currently has no intention to hedge currencies.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include (i) short-term investments (remaining maturities of less than 12 months) and securities issued or guaranteed by the U.S. or a foreign government, their agencies or instrumentalities; (ii) finance company and corporate commercial paper, and other short-term corporate obligations, rated A by Standard &
Poor's Ratings Group (S&P(R)) or Prime-1 by Moody's Investors Service (Moody's) or, if unrated, determined by the Fund to be of comparable quality; and (iii) repurchase agreements with banks and broker-dealers. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

The Fund segregates on its books or the books of its custodian liquid assets equal in value, on a daily mark-to-market basis, to its obligations under short sales and certain other portfolio transactions.

MAIN RISKS

STOCKS

Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. The Fund should be viewed as a long-term investment for the aggressive portion of a well-diversified portfolio.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.
[End callout]

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Consequently, less information may be publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at the same time, the Fund will face a greater risk of loss due to factors affecting those countries, sectors or industries than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SHORT SALES

Despite the intent to reduce risk by having both long and short positions, it is possible that the Fund's stocks held long will decline in value at the same time that the value of the stocks sold short increases, thereby increasing the potential for loss. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request the borrowed stocks be returned to it on short notice, at a time when, in order to return them, the Fund may have to buy the borrowed stocks at an unfavorable price. If this occurs at a time when other short sellers of the same stock also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale by buying borrowed stocks at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Due to local restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. These restrictions will limit the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund to pursue its investment goal.

Until the Fund replaces a borrowed stock, the Fund is required to keep with the lending broker, during the period of the short sale, the short sales proceeds that the broker holds and any additional assets the broker requires as collateral. The Fund is also required to segregate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund is also required to repay the lender of the stock any dividends or interest that accrue on the stock during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

The universe of securities eligible to be sold short by the manager on behalf of the Fund is restricted by internal policies of the manager that prohibit the short sale of a security by one fund or account that is held long by another fund or account that is managed by the manager or certain of its affiliates. This policy, intended to address potential conflicts of interests, may prevent the manager from pursuing some short sale opportunities that it might otherwise consider for the Fund. In addition, short selling may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

LEVERAGE

The Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in the Fund's net asset value even greater and thus result in increased volatility of returns. The Fund's assets that are used as collateral to cover the short sales may decrease in value while the short positions are outstanding. This may force the Fund to use its other assets to increase the collateral and reduce the Fund's flexibility in investing. Leverage also creates interest expense that may lower overall Fund returns.

PORTFOLIO TURNOVER

The Fund manager will sell a stock or close a short position when it believes it is appropriate to do so, regardless of how long the Fund has held or been short the securities. It is expected that the Fund's turnover rate will exceed 100% per year. The rate of portfolio turnover will not be a limiting factor for the Fund manager in making decisions on when to buy or sell stocks. High turnover will increase the Fund's transaction costs and may increase your tax liability if the transactions result in capital gains.

DERIVATIVE SECURITIES

Futures and options contracts are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. There can be no guarantee that derivatives strategies will work, the instruments necessary to implement these strategies will be available or the Fund will not lose money. Derivatives involve costs and can be volatile in value. In addition, any derivatives in which the Fund invests may not perform as expected. This could result in losses to the Fund that would not otherwise have occurred. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, their success will depend on the manager's ability to predict market movements.

VALUE INVESTING

A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.

LIQUIDITY
The Fund may invest up to 15% of its net assets in securities with a limited trading market or that are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI.
Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past five calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS(1)

      [Insert bar graph]

-1.18%  10.64%  4.65%  3.33%   14.35%
--------------------------------------
  02      03      04     05      06
               YEAR


Best Quarter:             Q4 '03  8.59%

Worst Quarter:            Q1 '03 -4.47%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006
                                                           SINCE
                                                         INCEPTION
                                    1 YEAR     5 YEARS   (7/31/01)
----------------------------------------------------------------------
Templeton Global Long-Short Fund -
Class A(2)
Return Before Taxes                 7.76%      4.97%     4.92%
Return After Taxes on               7.49%      4.87%     4.83%
Distributions
Return After Taxes on
Distributions and Sale of Fund      5.64%      4.32%     4.28%
Shares
MSCI World Index(3)                20.65%     10.49%     8.48%
(index reflects no deduction for
fees, expenses, or taxes)


                                                           SINCE
                                                         INCEPTION
                                    1 YEAR     5 YEARS   (7/31/01)
----------------------------------------------------------------------
Templeton Global Long-Short Fund -
Class B(2)                          9.56%      5.16%     5.23%
MSCI World Index(3)                20.65%     10.49%     8.48%

                                                           SINCE
                                                         INCEPTION
                                    1 YEAR     5 YEARS   (7/31/01)
----------------------------------------------------------------------
Templeton Global Long-Short Fund -
Advisor Class(4)                    14.73%      6.38%     6.22%
MSCI World Index(3)                 20.65%     10.49%     8.48%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.

3. Source: Standard & Poor's Micropal (MSCI World Index). The unmanaged Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective August 2, 2004, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to August 2, 2004, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after August 2, 2004, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES          (fees paid directly from your investment)

                                            CLASS A CLASS    ADVISOR
                                                      B(4)    CLASS
----------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price                5.75%(2)  4.00%    None
  Load imposed on purchases                 5.75%(2)  None     None
  Maximum deferred sales charge (load)      None(3)   4.00%(5) None
  Redemption fee on shares sold within 7
  calendar days following their purchase    2.00%     2.00%    2.00%
  date(1)

Please see "Choosing a Share Class" on page 28 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                             ADVISOR
                                        CLASS A  CLASS B(3)   CLASS
----------------------------------------------------------------------
Management fees(6)                        0.58%     0.58%     0.58%
Distribution and service (12b-1) fees     0.28%     1.00%     0.00%
Other expenses (including
administration fees)                      0.77%     0.77%     0.77%
                                         -----------------------------
Total annual Fund operating expenses(6)   1.63%     2.35%     1.35%
                                         =============================

1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
3. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 32) and purchases by certain retirement plans without an initial sales charge.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. The Fund's management fee is comprised of two components, an annual base management fee and a performance adjustment, as further described in the "Management" section. As a result, the Fund could pay an annualized management fee in the range of 0.50% to 2.50% of the Fund's average daily net assets.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year; and
o   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR   3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                      $731(1)  $1,060  $1,411  $2,397
CLASS B                      $638     $1,033  $1,455  $2,507(2)
ADVISOR CLASS                $137     $428    $739    $1,624

If you do not sell your
shares:
CLASS B                      $238     $733    $1,255  $2,507(2)


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MANAGEMENT

Franklin Advisers, Inc. (Advisers) One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage $561 billion in assets.

Under an agreement with Advisers, Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the Fund's sub-advisor. Global Advisors provides Advisers with investment management advice and assistance.

The Fund is managed by a dedicated professional focused on investments in developing or emerging markets.

DALE A. WINNER CFA, SENIOR VICE-PRESIDENT OF GLOBAL ADVISORS
Mr. Winner has been a manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1995.

The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts that he manages and his ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. The fee is comprised of two components, a base fee and a performance adjustment to the base fee. The adjustment is based on the Fund's performance relative to the Morgan Stanley Capital International World Index (the "Index") over a rolling 12-month period ending with the most recently completed month. The rolling 12-month period is referred to as the Performance Period.

The first component of the fee is a base fee equal to an annual rate of 1.50% of the Fund's average daily net assets during the month that ends on the last day of the Performance Period.

The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund has performed relative to the Index over the Performance Period. The performance adjustment is equal to a:

o monthly upward adjustment of an annual rate of 0.20% for each percentage point by which the Fund's investment performance exceeds the investment record of the Index over the Performance Period by at least 2.00%, or

o monthly downward adjustment of an annual rate of 0.20% for each percentage point by which the investment record of the Index exceeds the Fund's investment performance over the Performance Period by at least 2.00%, with

o no performance adjustment if the relative performance of the Fund or index does not exceed the 2.00% threshold, described above, over the performance of the Index or Fund, as applicable.

The performance adjustment is subject to the following:

o a pro rata portion of the 0.20% rate adjustment, in increments of 0.01%, is applied for each 0.05% change in the differential between investment performance of the Fund and the Index;

o the maximum annual fee is 2.50% of average daily net assets over each fiscal year of the Fund and the minimum annual fee is 0.50% of average daily net assets over each fiscal year of the Fund;

o the minimum and maximum annual management fee is measured at least monthly, calculated by annualizing the ratio of the total management fee (base fee plus performance adjustment) to average daily net assets for the fiscal year to date as of the last calculated net asset value, with any required adjustment recorded to Fund assets no later than the next calculated net asset value; and

o the annual rate of the performance adjustment is multiplied by the average daily net assets of the Fund averaged over the Performance Period to determine the dollar amount of the adjustment for each day of the month that ends on the last day of the Performance Period.

                        PERFORMANCE ADJUSTMENT SCHEDULE
----------------------------------------------------------------------
% PERFORMANCE                 PERFORMANCE
DIFFERENCE BETWEEN THE         ADJUSTMENT
FUND AND MORGAN STANLEY      (ANNUAL RATE)
CAPITAL INTERNATIONAL
WORLD INDEX
----------------------------------------------------------------------
7% or more                       1.00%
6%                               0.80%
5%                               0.60%             Outperformance
4%                               0.40%
3%                               0.20%
----------------------------------------------------------------------
2%                               0.00%
1%                               0.00%             No performance
0%                               0.00%              adjustment to
                                                      advisory
-1%                              0.00%            fee in this zone
-2%                              0.00%
----------------------------------------------------------------------
-3%                             -0.20%
-4%                             -0.40%
-5%                             -0.60%           Underperformance
-6%                             -0.80%
-7% or less                     -1.00%

For the fiscal year ended October 31, 2006, the Fund paid 0.58% of its average daily net assets to the manager for its services.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended April 30.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of that settlement and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to make a distribution at least annually from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year, including, for U.S. investors, the amount of any qualified dividend income subject to tax at capital gains rates and, for non-U.S. investors, the amount of your ordinary dividends that have been exempt from nonresident alien withholding taxes because they are interest-related or short-term capital gain dividends. Distributions declared in December but paid in January are taxable as if they were paid in December.

The Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Fund, and Real Estate Investment Trusts (REITs) in which the Fund invests, from ascertaining with certainty until after the calendar year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, Franklin Templeton Investments makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, your Fund will send you a corrected Form 1099-DIV to reflect reclassified information. If you receive a corrected Form 1099-DIV, use the information on this Form, and not the information on your original statement, in completing your tax returns.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's net asset value (NAV) of $10 per share, and the Fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. A portion of the income dividends paid to you by the Fund may be qualified dividends subject to taxation at the long-term capital gain rates. In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends are eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the SAME Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

STATE, LOCAL AND FOREIGN TAXES. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

CERTAIN TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, the Fund serves to block UBTI from being realized by tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if the Fund invests in a residual interest in a real estate mortgage investment conduit (REMIC) or in a REIT that invests in REMIC residual interests or owns a taxable mortgage pool. Tax-exempt shareholders should talk with their tax advisors about whether an investment in the Fund is a suitable investment given this potential tax consequence.

RECEIPT OF EXCESS INCLUSION INCOME BY THE FUND. Income received by the Fund from equity interests of certain mortgage pooling vehicles, either directly or through an investment in a real estate investment trust that holds such interests or qualifies as a taxable mortgage pool, is treated as "excess inclusion income." In general, this income is required to be allocated to Fund shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. The Fund must pay the tax on its excess inclusion income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that the Fund shares owned by a "disqualified organization" are held in record name by a broker-dealer or other nominee, the Fund must inform the broker-dealer or other nominee of the excess inclusion income allocable to them and the broker-dealer or other nominee must pay the tax on the portion of the Fund's excess inclusion income allocable to them on behalf of the "disqualified organizations." Excess inclusion income may not be offset with net operating losses, represents unrelated business taxable income in the hands of a tax-exempt shareholder that is not a disqualified organization, and is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to a U.S. withholding tax at a 30% or lower treaty rate on all Fund dividends of ordinary income. Exemptions from withholding are provided for distributions designated as long-term capital gains and for ordinary dividends designated as short-term capital gains or interest-related dividends. Non-U.S. investors may also be subject to U.S. estate tax on their investment in the Fund. They also have special certification requirements that, if not met, can subject them to backup withholding on any dividends, distributions and redemption proceeds that they receive from the Fund. Each of these subjects is discussed in greater detail in the "Distributions and Taxes - Non-U.S. investors" section of the Statement of Additional Information.

The Fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes a non-U.S. person subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. However, because the Fund does not expect to be treated as a qualified investment entity under FIRPTA, it does not expect to pay any dividends that would be subject to FIRPTA reporting and tax withholding. For a more detailed discussion on investment in U.S. real property, including the circumstances under which a sale or redemption of Fund shares may result in FIRPTA gain to you, see the section, "Distributions and Taxes - Non-U.S. investors - Investments in U.S. real property" in the Statement of Additional Information.

BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so.

OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                          ----------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
CLASS A                                                         2006           2005           2004           2003          2002
                                                          ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $    11.36     $    11.21     $    10.70     $    10.17    $    10.14
                                                          -----------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)/a ......................         0.22           0.12           0.11          (0.05)        (0.02)
  Net realized and unrealized gains (losses) ..........         1.56           0.15           0.40           0.58          0.05
                                                          -----------------------------------------------------------------------
Total from investment operations ......................         1.78           0.27           0.51           0.53          0.03
                                                          -----------------------------------------------------------------------
Less distributions from net investment income .........        (0.15)         (0.12)            --             --            --
                                                          -----------------------------------------------------------------------
Redemption fees .......................................           --/c           --/c           --/c           --            --
                                                          -----------------------------------------------------------------------
Net asset value, end of year ..........................   $    12.99     $    11.36     $    11.21     $    10.70    $    10.17
                                                          =======================================================================
Total return/b ........................................        15.93%          2.37%          4.77%          5.21%         0.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $  141,335     $   92,835     $  113,850     $   93,194    $  109,790
Ratios to average net assets:
  Expenses before waiver and payments by affiliates ...         1.63%          1.58%          1.52%          2.87%         2.83%
  Expenses net of waiver and payments by affiliates ...         1.63%/d        1.58%/d        1.33%/d        2.87%         2.59%
  Net investment income (loss) ........................         1.80%          1.09%          0.98%         (0.50)%       (0.21)%
Portfolio turnover rate ...............................       133.06%        111.52%        200.64%        471.22%       572.56%
Portfolio turnover rate excluding short sales .........        66.20%         71.34%         74.62%        175.68%       196.67%
  Ratios to average net assets, excluding dividend
   expense on securities sold short:
  Expenses before waiver and payments by affiliates ...         1.36%          1.23%          1.30%          2.46%         2.63%
  Expenses net of waiver and payments by affiliates ...         1.36%/d        1.23%/d        1.11%/d        2.46%         2.39%

a  Based on average daily shares outstanding.
b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
c  Amount rounds to less than $0.01 per share.
d  Benefit of expense reduction rounds to less than 0.01%.


                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
CLASS B                                                         2006           2005           2004           2003          2002
                                                          -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $    11.14     $    10.98     $    10.55     $    10.10    $    10.13
                                                          -----------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)/a ......................         0.14           0.04           0.03          (0.12)        (0.09)
  Net realized and unrealized gains (losses) ..........         1.53           0.14           0.40           0.57          0.06
                                                          -----------------------------------------------------------------------
Total from investment operations ......................         1.67           0.18           0.43           0.45         (0.03)
                                                          -----------------------------------------------------------------------
Less distributions from net investment income .........        (0.06)         (0.02)            --             --            --
                                                          -----------------------------------------------------------------------
Redemption fees .......................................           --/c           --/c           --/c           --            --
                                                          -----------------------------------------------------------------------
Net asset value, end of year ..........................   $    12.75     $    11.14     $    10.98     $    10.55    $    10.10
                                                          =======================================================================
Total return/b ........................................        14.95%          1.76%          4.08%          4.55%        (0.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $   34,799     $   36,590     $   44,202     $   46,270    $   50,190
Ratios to average net assets:
  Expenses before waiver and payments by affiliates ...         2.35%          2.28%          2.19%          3.57%         3.49%
  Expenses net of waiver and payments by affiliates ...         2.35%/d        2.28%/d        2.00%/d        3.57%         3.25%
  Net investment income (loss) ........................         1.08%          0.39%          0.31%         (1.20)%       (0.87)%
Portfolio turnover rate ...............................       133.06%        111.52%        200.64%        471.22%       572.56%
Portfolio turnover rate excluding short sales .........        66.20%         71.34%         74.62%        175.68%       196.67%
  Ratios to average net assets, excluding dividend
    expense on securities sold short:
  Expenses before waiver and payments by affiliates ...         2.08%          1.93%          1.97%          3.16%         3.29%
  Expenses net of waiver and payments by affiliates ...         2.08%/d        1.93%/d        1.78%/d        3.16%         3.05%

a Based on average daily shares outstanding.
b Total return does not reflect sales  commissions or contingent  deferred sales charges, if applicable.
c Amount rounds to less than $0.01 per share.
d Benefit of expense reduction rounds to less than 0.01%.


                                                                         ---------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                                  2006           2005           2004/e
                                                                         ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............................     $    11.37     $    11.22     $    10.89
                                                                         ---------------------------------------------
Income from investment operations:

  Net investment income/a ..........................................           0.26           0.19           0.03

  Net realized and unrealized gains (losses) .......................           1.56           0.12           0.30
                                                                         ---------------------------------------------
Total from investment operations ...................................           1.82           0.31           0.33
                                                                         ---------------------------------------------
Less distributions from net investment income ......................          (0.19)         (0.16)            --
                                                                         ---------------------------------------------
Redemption fees ....................................................             --/c           --/c           --/c
                                                                         ---------------------------------------------
Net asset value, end of period .....................................     $    13.00     $    11.37     $    11.22
                                                                         =============================================

Total return/b .....................................................          16.19%          2.75%          3.03%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................................     $    3,654     $    3,096     $      366

Ratios to average net assets:

  Expenses before waiver and payments by affiliates ................           1.35%          1.28%          1.20%/f

  Expenses net of waiver and payments by affiliates ................           1.35%/d        1.28%/d        1.01%/d,f

  Net investment income ............................................           2.08%          1.39%          1.30%/f

Portfolio turnover rate ............................................         133.06%        111.52%        200.64%

Portfolio turnover rate excluding short sales ......................          66.20%         71.34%         74.62%

  Ratios to average net assets, excluding dividend expense on securities sold short:

  Expenses before waiver and payments by affiliates ................           1.08%          0.93%          0.98%/f

  Expenses net of waiver and payments by affiliates ................           1.08%/d        0.93%/d        0.79%/d,f

a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Amount rounds to less than $0.01 per share.
d Benefit of expense reduction rounds to less than 0.01%.
e For the period August 2, 2004 (effective date) to October 31, 2004. f Annualized.


YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                        ADVISOR CLASS
-----------------------------------------------------------------
o Initial sales charge of      o  For qualified investors,
  5.75% or less                   see page 36

o Deferred sales charge of 1%
  on purchases of $1 million
  or more sold within 18
  months

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

CLASS A & B

SALES CHARGES - CLASS A

                                THE SALES CHARGE
                                MAKES UP THIS %    WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT     OF THE OFFERING        OF YOUR NET
                                     PRICE*            INVESTMENT*
------------------------------------------------------------------------
Under $50,000                        5.75                  6.10
$50,000 but under $100,000           4.50                  4.71
$100,000 but under $250,000          3.50                  3.63
$250,000 but under $500,000          2.50                  2.56
$500,000 but under $1 million        2.00                  2.04

*THE DOLLAR AMOUNT OF THE SALES CHARGE IS THE DIFFERENCE BETWEEN THE OFFERING PRICE OF THE SHARES PURCHASED (WHICH FACTORS IN THE APPLICABLE SALES CHARGE IN THIS TABLE) AND THE NET ASSET VALUE OF THOSE SHARES. SINCE THE OFFERING PRICE IS CALCULATED TO TWO DECIMAL PLACES USING STANDARD ROUNDING CRITERIA, THE NUMBER OF SHARES PURCHASED AND THE DOLLAR AMOUNT OF THE SALES CHARGE AS A PERCENTAGE OF THE OFFERING PRICE AND OF YOUR NET INVESTMENT MAY BE HIGHER OR LOWER DEPENDING ON WHETHER THERE WAS A DOWNWARD OR UPWARD ROUNDING.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at WWW.FRANKLINTEMPLETON.COM/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o     You, individually;

o     Your spouse or domestic partner, as recognized by applicable state law;

o     You jointly with your spouse or domestic partner;

o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;

o A trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker-dealer" (as defined below) or its affiliate;

o A trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker-dealer's brokerage account) under your Social Security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker-dealer as an affiliate of, or under contract with, the firm; or

o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor); or

o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan); or

o  Shares held in a 529 college savings plan; or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

           Franklin Templeton fund assets held in multiple Employer Sponsored
                Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

           A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

           An "Employer Sponsored Retirement Plan" is a Qualified Retirement
                Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 34).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES

WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                                 4
2 Years                                4
3 Years                                3
4 Years                                3
5 Years                                2
6 Years                                1
7 Years                                0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 34). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A & B

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 49 for exchange information).

REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or
(ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level recordkeeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level recordkeeping related to those DCS services.

QUALIFIED INVESTORS - ADVISOR CLASS

The following investors or investments may qualify to buy Advisor Class shares of the Fund:

o Shares acquired by a financial intermediary in connection with its mutual fund trading platform that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA) that is not an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. Minimum initial investment: $50,000 for individual or multiple clients.

o Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. Minimum initial investment: $250.

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Current and former officers, trustees, directors, full-time employees (and their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

o  Assets held in accounts managed by a subsidiary of Franklin Resources,
   Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust.


o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if
   (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.

o An Employer Sponsored Retirement Plan (Plan) with Plan assets of $1 million or more that is not an Existing DCS Plan. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. An "Existing DCS Plan" is an Employer Sponsored Retirement Plan that has contracted on or before May 1, 2006 for participant level recordkeeping with an affiliate of Distributors (the Recordkeeping Affiliate) or with the entity identified in the Recordkeeping Affiliate's small business plan promotional materials. An Existing DCS Plan will become eligible to purchase Advisor Class shares on May 1, 2007.

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.

o An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.

BUYING SHARES

MINIMUM INVESTMENTS - CLASS A
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $10,000
-----------------------------------------------------
Automatic investment plans              $1,000
-----------------------------------------------------
UGMA/UTMA accounts                      $1,000
-----------------------------------------------------
Employer Sponsored Retirement Plans,    no minimum
SIMPLE-IRAs, SEP-IRAs, SARSEPs or
403(b) plan accounts
-----------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $1,000
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $1,000
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------

              PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND
               ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 42). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
------------------------------------------------------------------------
                        OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
------------------------------------------------------------------------
THROUGH YOUR            Contact your           Contact your investment
INVESTMENT              investment             representative
REPRESENTATIVE          representative
------------------------------------------------------------------------
                        IF YOU HAVE ANOTHER    BEFORE REQUESTING A
By Phone/Online         FRANKLIN TEMPLETON     TELEPHONE OR ONLINE
                        FUND ACCOUNT WITH      PURCHASE INTO AN
(UP TO $100,000 PER     YOUR BANK ACCOUNT      EXISTING ACCOUNT,
SHAREHOLDER PER DAY)    INFORMATION ON FILE,   PLEASE MAKE SURE WE
                        YOU MAY OPEN A NEW     HAVE YOUR BANK ACCOUNT
1-800/632-2301          ACCOUNT BY PHONE. AT   INFORMATION ON FILE. IF
                        THIS TIME, A NEW       WE DO NOT HAVE THIS
FRANKLINTEMPLETON.COM   ACCOUNT MAY NOT BE     INFORMATION, YOU WILL
                        OPENED ONLINE.         NEED TO SEND WRITTEN
NOTE: (1) CERTAIN                              INSTRUCTIONS WITH YOUR
ACCOUNT TYPES ARE NOT   TO MAKE A SAME DAY     BANK'S NAME AND ADDRESS
AVAILABLE FOR ONLINE    INVESTMENT, YOUR       AND A VOIDED CHECK OR
ACCOUNT ACCESS AND (2)  PHONE ORDER MUST BE    SAVINGS ACCOUNT DEPOSIT
THE AMOUNT MAY BE       RECEIVED AND ACCEPTED  SLIP. IF THE BANK AND
HIGHER FOR MEMBERS OF   BY US BY 1:00 P.M.     FUND ACCOUNTS DO NOT
FRANKLIN TEMPLETON VIP  PACIFIC TIME OR THE    HAVE AT LEAST ONE
SERVICESTM.  PLEASE     CLOSE OF THE NEW YORK  COMMON OWNER, YOUR
SEE PAGE 45 FOR MORE    STOCK EXCHANGE,        WRITTEN REQUEST MUST BE
INFORMATION REGARDING   WHICHEVER IS EARLIER.  SIGNED BY all FUND and
ELIGIBILITY.                                   BANK ACCOUNT OWNERS,
                                               AND EACH INDIVIDUAL
                                               MUST HAVE HIS OR HER
                                               SIGNATURE GUARANTEED.

                                               TO MAKE A SAME DAY
                                               INVESTMENT, YOUR PHONE
                                               OR ONLINE ORDER MUST BE
                                               RECEIVED AND ACCEPTED
                                               BY US BY 1:00 P.M.
                                               PACIFIC TIME OR THE
                                               CLOSE OF THE NEW YORK
                                               STOCK EXCHANGE,
                                               WHICHEVER IS EARLIER.

------------------------------------------------------------------------
                        Make your check        Make your check payable
                        payable to Templeton   to Templeton Global
                        Global Long-Short      Long-Short Fund.
BY MAIL                 Fund.                  Include your account
                                               number on the check.
                        Mail the check and
                        your signed            Fill out the deposit
                        application to         slip from your account
                        Investor Services.     statement. If you do
                                               not have a slip,
                                               include a note with
                                               your name, the Fund
                                               name, and your  account
                                               number.

                                               Mail the check and
                                               deposit slip or note to
                                               Investor Services.
------------------------------------------------------------------------
                        Call to receive a      Call to receive a wire
                        wire control number    control number and wire
                        and wire               instructions.
                        instructions.
BY WIRE                                        To make a same day wire
                        Wire the funds and     investment, the wired
1-800/632-2301          mail your signed       funds must be received
(or 1-650/312-2000      application to         and accepted by us by
collect)                Investor Services.     1:00 p.m. Pacific time
                        Please include the     or the close of the New
                        wire control number    York Stock Exchange,
                        or your new account    whichever is earlier.
                        number on the
                        application.

                        To make a same day
                        wire investment, the
                        wired funds must be
                        received and accepted
                        by us by 1:00 p.m.
                        Pacific time or the
                        close of the New York
                        Stock Exchange,
                        whichever is earlier.
------------------------------------------------------------------------
                        Call Shareholder       Call Shareholder
BY EXCHANGE             Services at            Services at
                        1-800/632-2301, or     1-800/632-2301, or send
                        send signed written    signed written
                        instructions.  You     instructions. You also
franklintempleton.com   also may place an      may place an online
                        online exchange        exchange order.
                        order. The automated
                        telephone system       (Please see page 49 for
                        cannot be used to      information on
                        open a new account.    exchanges.)

                        (Please see page 49
                        for information on
                        exchanges.)
------------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020

DISTRIBUTION OPTIONS

YOU MAY REINVEST DISTRIBUTIONS YOU RECEIVE FROM THE FUND IN AN EXISTING ACCOUNT IN THE SAME SHARE CLASS* OF THE FUND OR ANOTHER FRANKLIN TEMPLETON FUND. INITIAL SALES CHARGES AND CDSCS WILL NOT APPLY TO REINVESTED DISTRIBUTIONS. YOU ALSO CAN HAVE YOUR DISTRIBUTIONS DEPOSITED IN A BANK ACCOUNT, OR MAILED BY CHECK. DEPOSITS TO A BANK ACCOUNT MAY BE MADE BY ELECTRONIC FUNDS TRANSFER.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.


RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at FRANKLINTEMPLETON.COM. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

THE AMOUNT MAY BE HIGHER FOR MEMBERS OF FRANKLIN TEMPLETON VIP SERVICESTM. PLEASE SEE PAGE 45 FOR MORE INFORMATION REGARDING ELIGIBILITY.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
----------------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment representative
REPRESENTATIVE
----------------------------------------------------------------------
                      Send written instructions and endorsed share
BY MAIL               certificates (if you hold share certificates)
                      to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and
                      address on the account, or otherwise according
                      to your written instructions.
----------------------------------------------------------------------
                      As long as your transaction is for $100,000 or
BY PHONE/ONLINE       less, you do not hold share certificates and
                      you have not changed your address by phone or
1-800/632-2301        online within the last 15 days, you can sell
                      your shares by phone or online. The amount may
franklintempleton.com be higher for members of Franklin Templeton
                      VIP ServicesTM. Please see page 45 for more information regarding eligibility.

                      A check will be mailed to the name(s) and
                      address on the account, or a pre-authorized
                      secondary address. Written instructions, with
                      a signature guarantee, are required to send
                      the check to another address or to make it
                      payable to another person.
----------------------------------------------------------------------
                      You can call, write, or visit us online to
BY ELECTRONIC FUNDS   have redemption proceeds sent to a bank
TRANSFER (ACH)        account. See the policies at left for selling
                      shares by mail, phone, or online.

                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                      If we receive your request in proper form by
                      1:00 p.m. Pacific time, proceeds sent by ACH
                      generally will be available within two to
                      three business days.
----------------------------------------------------------------------
                      Obtain a current prospectus for the fund you
BY EXCHANGE           are considering.  Prospectuses are available
                      online at franklintempleton.com.

                      Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                      If you hold share certificates, you will need
                      to return them to the Fund before your
                      exchange can be processed.
----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

EXCHANGING SHARES

EXCHANGE PRIVILEGE

CLASS A & B

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

ADVISOR CLASS

YOU CAN EXCHANGE YOUR ADVISOR CLASS SHARES FOR ADVISOR CLASS SHARES OF OTHER FRANKLIN TEMPLETON FUNDS. YOU ALSO MAY EXCHANGE YOUR ADVISOR CLASS SHARES FOR CLASS A SHARES OF A FUND THAT DOES NOT CURRENTLY OFFER AN ADVISOR CLASS (WITHOUT ANY SALES CHARGE)* OR FOR CLASS Z SHARES OF FRANKLIN MUTUAL SERIES FUND INC.
*IF YOU EXCHANGE INTO CLASS A SHARES AND YOU LATER DECIDE YOU WOULD LIKE TO EXCHANGE INTO A FUND THAT OFFERS AN ADVISOR CLASS, YOU MAY EXCHANGE YOUR
CLASS A SHARES FOR ADVISOR CLASS SHARES IF YOU ARE A CURRENT SHAREHOLDER IN ADVISOR CLASS OR YOU OTHERWISE QUALIFY TO BUY THE FUND'S ADVISOR CLASS SHARES.

ALL CLASSES

The remainder of the "Exchanging Shares" section applies to all classes.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share. Since the Fund invests significantly in foreign securities, it may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Fund's international portfolio securities trade and the time as of which the Fund's NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund's NAV. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays").

Since the Fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), it may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund's net asset value and the latest indications of market values for those securities. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see "Fair Valuation - Individual Securities").

The Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;

o   imposing a redemption fee for short-term trading;

o monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted;

o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of a shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees.
Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS. The Fund reserves the right to close your account if the account value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).

ACCOUNT POLICIES

CALCULATING SHARE PRICE

CLASS A & B

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows:
10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

ALL CLASSES

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - CORPORATE DEBT SECURITIES

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - OPTIONS

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Fund's board of trustees, the manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board of trustees. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund's fair value procedures established and approved by the board of trustees.

ACCOUNTS WITH LOW BALANCES

If your account has been open for more than one year and its value falls below $500 ($125 for individual retirement accounts; $50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; and,(2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 43).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

CLASS A & B

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

                                    CLASS A       CLASS B
------------------------------------------------------------
COMMISSION (%)                         -             -
Investment under $50,000               5.00          -
$50,000 but under $100,000             3.75          -
$100,000 but under $250,000            2.80          -
$250,000 but under $500,000            2.00          -
$500,000 but under $1 million          1.60          -
$1 million or more               up to 1.00(1)       -
12B-1 FEE TO DEALER                    0.25(1,2)  0.25(3)

On accounts established prior to May 1, 2006, a dealer commission of up to 1% may be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.(1)

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. The Fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

OTHER DEALER COMPENSATION. Distributors may make payments from its own financial resources to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.


To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.


Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

ADVISOR CLASS

QUALIFYING DEALERS WHO SELL ADVISOR CLASS SHARES MAY RECEIVE UP TO 0.25% OF THE AMOUNT INVESTED. THIS AMOUNT IS PAID BY DISTRIBUTORS FROM ITS OWN RESOURCES.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                   HOURS (PACIFIC TIME,
DEPARTMENT NAME               TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------
Shareholder Services         1-800/632-2301     5:30 a.m. to 5:00 p.m.
Fund Information             1-800/DIAL BEN(R)  5:30 a.m. to 5:00 p.m.
                             (1-800/342-5236)
Retirement Services          1-800/527-2020     5:30 a.m. to 5:00 p.m.
Advisor Services             1-800/524-4040     5:30 a.m. to 5:00 p.m.
Institutional Services       1-800/321-8563     6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)       1-800/851-0637     5:30 a.m. to 5:00 p.m.
Automated Telephone System   1-800/632-2301     (around-the-clock access)
                             1-800/524-4040
                             1-800/527-2020

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


[Insert FRANKLIN TEMPLETON INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA  94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM



                         GAIN FROM OUR PERSPECTIVE(R)




2270  Investment Company Act file #811-06336                   467 P 03/07





                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY




PROXY                                                    PROXY

                        SPECIAL MEETING OF SHAREHOLDERS
                         FRANKLIN U.S. LONG-SHORT FUND
                                AUGUST 14, 2007

The undersigned hereby revokes all previous proxies for his/her shares of Franklin U.S. Long-Short Fund ("U.S. Long-Short Fund") and appoints Craig S. Tyle, Steven J. Gray, David P. Goss and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of U.S. Long-Short Fund that the undersigned is entitled to vote at U.S. Long-Short Fund's Special Meeting of Shareholders to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 9:00 a.m., Pacific time on August 14, 2007, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FRANKLIN STRATEGIC SERIES (THE "TRUST") ON BEHALF OF U.S. LONG-SHORT FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL REGARDING THE REORGANIZATION OF U.S. LONG-SHORT FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN TEMPLETON INTERNATIONAL TRUST, ON BEHALF OF TEMPLETON GLOBAL LONG-SHORT FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                               VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA TELEPHONE: 1-800-241-6192
                               CONTROL NUMBER:

                               Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.


                               -----------------------------
                               Signature


                               -----------------------------
                               Signature


                               --------------------------, 2007
                               Date



                           (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY




THE  BOARD  OF  TRUSTEES  UNANIMOUSLY  RECOMMENDS  THAT  YOU  VOTE IN  FAVOR OF
PROPOSAL 1.

                                             FOR  AGAINST  ABSTAIN
1. To approve an Agreement and Plan of        []     []      []
   Reorganization between the Trust, on
   behalf of U.S. Long-Short Fund, and
   Franklin Templeton International Trust,
   on behalf of Templeton Global Long-Short
   Fund ("Global Long-Short Fund"), that
   provides for (i) the acquisition of
   substantially all of the assets of U.S.
   Long-Short Fund by Global Long-Short
   Fund in exchange solely for Class A
   shares of Global Long-Short Fund and the assumption of certain liabilities of
   U.S. Long-Short Fund by Global
   Long-Short Fund, (ii) the distribution
   of such shares to the shareholders of
   U.S. Long-Short Fund, and (iii) the
   complete liquidation and dissolution of
   U.S. Long-Short Fund. Shareholders of
   U.S. Long-Short Fund will receive Class
   A shares of Global Long-Short Fund with
   an aggregate net asset value equal to
   the aggregate net asset value of the
   shareholders' Class A shares in U.S.
   Long-Short Fund.




              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY


PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.













                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR
                       TEMPLETON GLOBAL LONG-SHORT FUND
                              DATED JUNE 5, 2007


               Acquisition of Substantially All of the Assets of


                        FRANKLIN U.S. LONG-SHORT FUND,
                     a series of Franklin Strategic Series

                       By and in exchange for shares of
                       TEMPLETON GLOBAL LONG-SHORT FUND,
              a series of Franklin Templeton International Trust

      This Statement of Additional Information (SAI) relates specifically to the proposed acquisition of substantially all of the assets of Franklin U.S. Long-Short Fund in exchange for Class A shares of Templeton Global Long-Short Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this SAI:

          1. The Statement of Additional Information of Templeton Global Long-Short Fund dated March 1, 2007.

          2. Annual Report of Templeton Global Long-ShortFund for the fiscal year ended October 31, 2006.

          3. Annual Report of Franklin U.S. Long-Short Fund for the fiscal year ended April 30, 2006.

          4. Semi-Annual Report of Franklin U.S. Long-Short Fund for the period ended October 31, 2006.

          5. Pro Forma Financial Statements for the reorganization of Franklin U.S. Long-Short Fund with and into Templeton Global Long-Short Fund.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated June 5, 2007, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Templeton Global Long-Short Fund, P.O. Box 997151, Sacramento, CA 95899-9983.

----------------------------------------------------------



The Statement of Additional Information of Templeton Global Long-Short Fund dated March 1, 2007, is part of this SAI and will be provided to all shareholders of Franklin U.S. Long-Short Fund requesting this SAI. For purposes of this EDGAR filing, the Statement of Additional Information for Templeton Global Long-Short Fund dated March 1, 2007, is incorporated by reference to the electronic filing made on February 27, 2007, under Accession No. 0000876441-07-000010.

The Annual Report to shareholders of Templeton Global Long-Short Fund for the fiscal year ended October 31, 2006, is part of this SAI and will be provided to all shareholders of Franklin U.S. Long-Short Fund requesting this SAI. For purposes of this EDGAR filing, the Annual Report to shareholders of Templeton Global Long-Short Fund for the fiscal year ended October 31, 2006, is incorporated by reference to the electronic filing on form N-CSR made on December 29, 2006, under Accession No. 0000876441-06-000020.

The Annual Report to shareholders of Franklin U.S. Long-Short Fund for the fiscal year ended April 30, 2006, is part of this SAI and will be provided to all shareholders requesting this SAI. For purposes of this EDGAR filing, the Annual Report to shareholders of Franklin U.S. Long-Short Fund for the fiscal year ended April 30, 2006, is incorporated by reference to the electronic filing on form N-CSR made on June 30, 2006, under Accession No. 0000872625-06-000009.

The Semi-Annual Report to shareholders of Franklin U.S. Long-Short Fund for the period ended on October 31, 2006, is part of this SAI and will be provided to all shareholders of Franklin U.S. Long-Short Fund requesting this SAI. For purposes of this EDGAR filing, the Semi-Annual Report to shareholders of Franklin U.S. Long-Short Fund ended on October 31, 2006, is incorporated by reference to the electronic filing on form N-CSRS made on December 29, 2006, under Accession No. 0000872625-06-000032.


FRANKLIN U.S. LONG-SHORT FUND
TEMPLETON GLOBAL LONG-SHORT FUND
PRO FORMA COMBINING STATEMENTS OF INVESTMENTS, October 31, 2006
(UNAUDITED)

PRO FORMA COMBINING FINANCIAL STATEMENTS

The following unaudited Pro Forma Combining Statements gives effect to the proposed reorganization, accounted as if the reorganization had occurred as of October 31, 2006. In addition, each Pro Forma Combining Statement has been prepared based upon the proposed fee and expense structure after the combination, as discussed in the combined proxy statement/prospectus.

The Pro Forma Combining Statements should be read in conjunction with the historical financial statements and notes thereto of the Templeton Global Long-Short Fund and the Franklin U.S. Long Short Fund which are incorporated by reference in this Statement of Additional Information. The combination will be accounted for as a tax-free reorganization.



PRO FORMA COMBINING STATEMENT OF INVESTMENTS            FRANKLIN U.S.            TEMPLETON GLOBAL             TEMPLETON GLOBAL
FOR THE YEAR ENDED OCTOBER 31, 2006 (UNAUDITED)        LONG-SHORT FUND            LONG-SHORT FUND              LONG-SHORT FUND
                                                                                                             Pro Forma Combined

                                                     SHARES        VALUE         SHARES        VALUE         SHARES        VALUE
    -------------------------------------------------------------------------------------------------------------------------------

    LONG TERM INVESTMENTS 88.3%
    COMMON STOCKS 88.2%
    BERMUDA 0.1%
  a Marvell Technology Group Ltd.                      16,821  $    307,488                                    16,821  $    307,488
                                                               ------------                                            ------------

    BRAZIL 0.2%
    Embraer-Empresa Brasileira de Aeronautica
     SA, ADR                                           11,982       498,811                                    11,982       498,811
                                                               ------------                                            ------------

    CANADA 0.8%
    Encana Corp.                                                                   38,160  $  1,813,063        38,160     1,813,063
                                                                                           ------------                ------------

    CHINA 0.1%
a,b Industrial and Commercial Bank of
     China, 144A                                      507,200       226,953                                   507,200       226,953
                                                               ------------                                            ------------

    FINLAND 1.8%
    Nokia Corp., ADR                                   14,350       285,278                                    14,350       285,278
                                                               ------------
    Stora Enso OYJ, R                                                             111,450     1,803,579       111,450     1,803,579
    UPM-Kymmene OYJ                                                                70,890     1,799,515        70,890     1,799,515
                                                                                           ------------                ------------
                                                                                              3,603,094                   3,888,372
                                                                                           ------------                ------------
    FRANCE 0.1%
    Total SA, B, ADR                                    4,646       316,579                                     4,646       316,579
                                                               ------------                                            ------------

    GERMANY 7.7%
    Bayerische Motoren Werke AG                                                    47,120     2,705,559        47,120     2,705,559
    Muenchener Rueckversicherungs-Gesellschaft
     AG                                                                            38,360     6,206,763        38,360     6,206,763
    Siemens AG                                                                     83,240     7,458,763        83,240     7,458,763
                                                                                           ------------                ------------
                                                                                             16,371,085                  16,371,085
                                                                                           ------------                ------------
    INDIA 1.1%
    Satyam Computer Services Ltd.                                                 237,780     2,332,012       237,780     2,332,012
                                                                                           ------------                ------------

    ISRAEL 0.8%
  a Check Point Software Technologies Ltd.                                         77,496     1,605,717        77,496     1,605,717
                                                                                           ------------                ------------

    ITALY 2.7%
    Eni SpA                                                                        78,758     2,375,167        78,758     2,375,167
    UniCredito Italiano SpA                                                       416,220     3,450,150       416,220     3,450,150
                                                                                           ------------                ------------
                                                                                              5,825,317                   5,825,317
                                                                                           ------------                ------------
    JAPAN 8.7%
    Fujifilm Holdings Corp.                                                       116,300     4,315,325       116,300     4,315,325
  a Konica Minolta Holdings Ltd.                                                  317,500     4,229,171       317,500     4,229,171
    Olympus Corp.                                                                  93,000     2,957,808        93,000     2,957,808
    Sohgo Security Services Co. Ltd.                                              167,700     2,982,225       167,700     2,982,225
    Sumitomo Mitsui Financial Group Inc.                                              239     2,615,483           239     2,615,483
    Takeda Pharmaceutical Co. Ltd.                                                 23,830     1,530,059        23,830     1,530,059
                                                                                           ------------                ------------
                                                                                             18,630,071                  18,630,071
                                                                                           ------------                ------------
    NETHERLANDS 1.2%
    ING Groep NV                                                                   58,600     2,595,900        58,600     2,595,900
                                                                                           ------------                ------------

    NORWAY 2.5%
    Telenor ASA                                                                   340,960     5,385,940       340,960     5,385,940
                                                                                           ------------                ------------

    SOUTH KOREA 5.8%
    Halla Climate Control Corp.                                                   152,390     1,762,856       152,390     1,762,856
    Hana Financial Group Inc.                                                      59,691     2,752,533        59,691     2,752,533
    LG Electronics Inc.                                                            21,720     1,313,919        21,720     1,313,919
    Samsung Electronics Co. Ltd.                                                    5,180     3,358,960         5,180     3,358,960
    Shinhan Financial Group Co. Ltd.                                               67,410     3,108,479        67,410     3,108,479
                                                                                           ------------                ------------
                                                                                             12,296,747                  12,296,747
                                                                                           ------------                ------------
    SWEDEN 0.7%
    Securitas AB, B                                                                71,460       939,938        71,460       939,938
  a Securitas Direct AB, B                                                         71,460       217,670        71,460       217,670
  a Securitas Systems AB, B                                                        71,460       238,447        71,460       238,447
                                                                                           ------------                ------------
                                                                                              1,396,055                   1,396,055
                                                                                           ------------                ------------
    SWITZERLAND 0.1%
    Roche Holding AG                                    1,255       219,563                                     1,255       219,563
                                                               ------------                                            ------------

    TAIWAN 2.8%
  c Compal Electronics Inc., GDR, Reg S                                           235,871     1,028,397       235,871     1,028,397
    D-Link Corp.                                                                2,197,360     2,447,399     2,197,360     2,447,399
    Giant Manufacturing Co. Ltd.                                                  671,000     1,051,756       671,000     1,051,756
    Mega Financial Holding Co. Ltd.                                             2,140,000     1,512,675     2,140,000     1,512,675
                                                                                           ------------                ------------
                                                                                              6,040,227                   6,040,227
                                                                                           ------------                ------------
    UNITED KINGDOM 16.3%
    Amvescap PLC                                                                  231,450     2,646,530       231,450     2,646,530
    BAE Systems PLC                                                               241,254     1,930,354       241,254     1,930,354
    BP PLC                                                                        312,740     3,477,622       312,740     3,477,622
    British Sky Broadcasting Group PLC                                            215,882     2,233,812       215,882     2,233,812
    Compass Group PLC                                                             682,390     3,650,866       682,390     3,650,866
    GlaxoSmithKline PLC                                                           193,762     5,174,007       193,762     5,174,007
    Group 4 Securicor PLC                                                         770,550     2,571,990       770,550     2,571,990
    Pearson PLC                                                                   263,929     3,893,838       263,929     3,893,838
    Royal Bank of Scotland Group PLC                                               98,903     3,523,845        98,903     3,523,845
    Royal Dutch Shell PLC, B                                                      105,699     3,786,142       105,699     3,786,142
    William Morrison Supermarkets PLC                                             386,494     1,900,080       386,494     1,900,080
                                                                                           ------------                ------------
                                                                                             34,789,086                  34,789,086
                                                                                           ------------                ------------
    UNITED STATES 34.6%
    3M Co.                                              4,671       368,262                                     4,671       368,262
  a Activision Inc.                                    23,221       358,068                                    23,221       358,068
    Advance Auto Parts Inc.                            11,116       389,282                                    11,116       389,282
    American International Group Inc.                                              50,390     3,384,696        50,390     3,384,696
  a Arris Group Inc.                                   24,696       330,926                                    24,696       330,926
    Ashland Inc.                                        5,669       335,038                                     5,669       335,038
    Best Buy Co. Inc.                                   6,080       335,920                                     6,080       335,920
  a Bristow Group Inc.                                                            112,940     3,749,608       112,940     3,749,608
    Bunge Ltd.                                          9,851       631,548                                     9,851       631,548
    CapitalSource Inc.                                 13,899       385,558                                    13,899       385,558
    Carnival Corp.                                     11,436       558,306                                    11,436       558,306
  a Cephalon Inc.                                       1,348        94,603                                     1,348        94,603
  a Charles River Laboratories International
     Inc.                                               4,114       176,573                                     4,114       176,573
    Chesapeake Energy Corp.                            11,905       386,198                                    11,905       386,198
  a Chico's FAS Inc.                                                               74,480     1,782,306        74,480     1,782,306
    Christopher & Banks Corp.                          11,092       299,373                                    11,092       299,373
  a Crocs Inc.                                         11,451       453,689                                    11,451       453,689
  a The DIRECTV Group Inc.                                                        123,660     2,755,145       123,660     2,755,145
    Dollar General Corp.                                7,081        99,346                                     7,081        99,346
    El Paso Corp.                                                                 330,410     4,526,617       330,410     4,526,617
  a Eurobancshares Inc.                                39,927       378,109                                    39,927       378,109
    Federal Signal Corp.                               10,678       162,946                                    10,678       162,946
    FedEx Corp.                                         4,108       470,530                                     4,108       470,530
    FirstEnergy Corp.                                   4,868       286,482                                     4,868       286,482
  a FormFactor Inc.                                    15,800       603,244                                    15,800       603,244
  a Franklin Bank Corp.                                21,252       429,503                                    21,252       429,503
    Harman International Industries Inc.                4,107       420,351                                     4,107       420,351
    Harris Corp.                                       15,878       676,403                                    15,878       676,403
  a Headwaters Inc.                                     7,463       184,709                                     7,463       184,709
  a Helix Energy Solutions Group Inc.                  13,159       425,035                                    13,159       425,035
    Hilton Hotels Corp.                                17,520       506,678                                    17,520       506,678
    IBERIABANK Corp.                                    4,243       249,658                                     4,243       249,658
  a Input/Output Inc.                                                             346,690     3,886,395       346,690     3,886,395
    J.B. Hunt Transport Services Inc.                  31,054       672,009                                    31,054       672,009
    JPMorgan Chase & Co.                                                           90,560     4,296,166        90,560     4,296,166
  a Kohl's Corp.                                        9,611       678,537                                     9,611       678,537
    Liz Claiborne Inc.                                                             37,950     1,600,352        37,950     1,600,352
    Lyondell Chemical Co.                               6,935       178,021                                     6,935       178,021
  a The Medicines Co.                                   3,043        78,996                                     3,043        78,996
    Merck & Co. Inc.                                                               81,410     3,697,642        81,410     3,697,642
    Merrill Lynch & Co. Inc.                                                       51,080     4,465,414        51,080     4,465,414
  a Microsemi Corp.                                    17,162       336,375                                    17,162       336,375
    Microsoft Corp.                                                               135,330     3,885,324       135,330     3,885,324
  a Newfield Exploration Co.                           10,941       446,283                                    10,941       446,283
    News Corp., A                                                                 128,770     2,684,854       128,770     2,684,854
    Paychex Inc.                                        8,450       333,606                                     8,450       333,606
    Peabody Energy Corp.                                5,862       246,028                                     5,862       246,028
  a Penwest Pharmaceuticals Co.                         2,536        44,938                                     2,536        44,938
    PepsiCo Inc.                                        5,440       345,114                                     5,440       345,114
    Pfizer Inc.                                                                    67,500     1,798,875        67,500     1,798,875
    Phillips-Van Heusen Corp.                          13,729       628,239                                    13,729       628,239
  a POZEN Inc.                                          5,342        88,837                                     5,342        88,837
    Public Service Enterprise Group Inc.                1,893       115,568                                     1,893       115,568
  a Quest Software Inc.                                26,346       388,076                                    26,346       388,076
    R&G Financial Corp., B                             40,356       310,741                                    40,356       310,741
  a Republic Airways Holdings Inc.                     29,065       519,391                                    29,065       519,391
    Rowan Cos. Inc.                                    10,794       360,304                                    10,794       360,304
    Schering-Plough Corp.                              20,597       456,018                                    20,597       456,018
  a Scientific Games Corp., A                          11,836       331,763                                    11,836       331,763
  a Seitel Inc.                                                                   869,850     3,009,681       869,850     3,009,681
  a SunPower Corp., A                                   7,873       264,927                                     7,873       264,927
    Target Corp.                                       11,015       651,868                                    11,015       651,868
  a Taser International Inc.                           45,346       422,171                                    45,346       422,171
    Torchmark Corp.                                                                58,570     3,612,598        58,570     3,612,598
    Tyco International Ltd.                                                       134,760     3,965,987       134,760     3,965,987
a,d VeriSign Inc.                                       8,376       173,216                                     8,376       173,216
    VF Corp.                                            6,349       482,587                                     6,349       482,587
  a ViaSat Inc.                                        18,917       513,407                                    18,917       513,407
    Wal-Mart Stores Inc.                                9,988       492,209                                     9,988       492,209
  a The Warnaco Group Inc.                             13,223       280,856                                    13,223       280,856
    Wm. Wrigley Jr. Co.                                 4,307       223,749                                     4,307       223,749
    Wm. Wrigley Jr. Co., B                              1,076        55,737                                     1,076        55,737
  a Zumiez Inc.                                        15,902       522,540                                    15,902       522,540
                                                               ------------                ------------                ------------
                                                                 20,638,449                  53,101,660                  73,740,109
                                                               ------------                ------------                ------------
    TOTAL COMMON STOCKS (COST $153,335,262)                      22,493,121                 165,785,974                 188,279,095
                                                               ------------                ------------                ------------

                                                                               CONTRACTS                   CONTRACTS
                                                                             ------------                ------------
    OPTIONS PURCHASED 0.1%
    PUTS
    UNITED KINGDOM 0.1%
    FTSE 100 Index, Dec. 5825 Puts, 12/15/06                                          253       106,163           253       106,163
                                                                                           ------------                ------------

    UNITED STATES 0.0%
    S & P 500 Index, Dec. 1260 Puts, 12/16/06                                         203        34,510           203        34,510
                                                                                           ------------                ------------

    TOTAL OPTIONS PURCHASED (COST $1,387,358)                                                   140,673                     140,673
                                                                                           ------------                ------------
    TOTAL LONG TERM INVESTMENTS
     (COST $154,722,620)                                                                   165,926,647                 188,419,768
                                                                                           ------------                ------------

    SHORT TERM INVESTMENTS 17.5%
                                                                               PRINCIPAL                   PRINCIPAL
                                                                                AMOUNT                      AMOUNT
                                                                             ------------                ------------
    TIME DEPOSIT 7.1%
    UNITED STATES 7.1%
    Paribas Corp., Time Deposit, 5.30%, 11/01/06                             $ 15,245,000    15,245,000  $ 15,245,000    15,245,000
                                                                                           ------------                ------------

    TOTAL INVESTMENTS BEFORE MONEY MARKET
     FUND AND REPURCHASE AGREEMENT
     (COST $169,967,620)                                                                                                203,664,768
                                                                                                                       ------------
                                                    SHARES                                                  SHARES
                                                 ------------                                            ------------
    MONEY MARKET FUND 4.0%
    Franklin Institutional Fiduciary Trust Money
     Market Portfolio, 4.96%                        8,419,824     8,419,824                                 8,419,824     8,419,824
                                                               ------------                                            ------------

                                                   PRINCIPAL                                              PRINCIPAL
                                                    AMOUNT                                                 AMOUNT*
                                                 ------------                                            ------------
    REPURCHASE AGREEMENT 6.4%
    Joint Repurchase Agreement, 5.264%, 11/01/06
     (Maturity Value $13,595,879)                $ 13,593,892    13,593,892                              $ 13,593,892    13,593,892
      ABN AMRO Bank, N.V., New York Branch
       (Maturity Value $1,279,916)
      Banc of America Securities LLC
       (Maturity Value $1,279,916)
      Barclays Capital Inc. (Maturity
       Value $1,279,916)
      Bear, Sterns & Co. Inc. (Maturity
       Value $1,023,906)
      BNP Paribas Securities Corp.
       (Maturity Value $1,279,916)
      Deutsche Bank Securities Inc.
       (Maturity Value $1,279,916)
      Greenwich Capital Markets Inc.
       (Maturity Value $1,279,916)
      Lehman Brothers Inc. (Maturity
       Value $1,052,729)
      Merrill Lynch Government Securities
       Inc. (Maturity Value $1,279,916)
      Morgan Stanley & Co. Inc. (Maturity
       Value $1,279,916)
      UBS Securities LLC (Maturity
       Value $1,279,916)
        Collateralized by U.S. Government
         Agency Securities, 2.625% - 7.25%,
         11/03/06 - 7/18/11; U.S. Treasury
         Bills, 3/15/07; and U.S. Treasury
         Notes, 3.375% - 6.125%, 3/15/07 -
         2/15/29
                                                               ------------                ------------                ------------

    TOTAL INVESTMENTS (COST $191,981,336) 105.8%                 44,506,837                 181,171,647                 225,678,484
    OPTIONS WRITTEN 0.0%e                                            (1,900)                    (92,592)                    (94,492)
    SECURITIES SOLD SHORT (19.8%)                               (12,586,426)                (29,582,198)                (42,168,624)
    OTHER ASSETS, LESS LIABILITIES 14.0%                          1,672,267                  28,291,560                  29,904,142
                                                               ------------                ------------                ------------
    NET ASSETS 100.0%                                          $ 33,590,778                $179,788,417                $213,319,510
                                                               ============                ============                ============

                                                   CONTRACTS                   CONTRACTS                   CONTRACTS
                                                 ------------                ------------                ------------
    OPTIONS WRITTEN (PREMIUMS RECEIVED $196,822)
     0.0%e
    UNITED STATES 0.0%e
    Input/Output Inc., May 12.50 Calls, 5/19/07                                     1,001        92,592         1,001        92,592
                                                                                           ------------
    VeriSign Inc., Jan. 35 Calls, 1/27/07                 380         1,900                                       380         1,900
                                                               ------------                                            ------------
                                                                                                                             94,492
                                                                                                                       ------------

                                                    SHARES                      SHARES                      SHARES
                                                 ------------                ------------                ------------
    SECURITIES SOLD SHORT 19.8%
    AUSTRALIA 1.3%
    Foster's Group Ltd.                                                           556,600     2,779,612       556,600     2,779,612
                                                                                           ------------                ------------

    DENMARK 1.9%
    Danisco AS                                                                     15,120     1,216,787        15,120     1,216,787
    A P Moller - Maersk A/S                                                           300     2,717,326           300     2,717,326
                                                                                           ------------                ------------
                                                                                              3,934,113                   3,934,113
                                                                                           ------------                ------------
    GERMANY 0.2%
    Adidas AG                                           6,878       344,451                                     6,878       344,451
                                                               ------------                                            ------------

    INDIA 1.2%
    Infosys Technologies Ltd., ADR                                                 50,870     2,650,327        50,870     2,650,327
                                                                                           ------------                ------------

    SOUTH AFRICA 1.6%
    SABMiller PLC                                                                 180,000     3,481,295       180,000     3,481,295
                                                                                           ------------                ------------

    SPAIN 0.1%
    Repsol YPF SA, ADR                                  8,778       293,624                                     8,778       293,624
                                                               ------------                                            ------------

    UNITED STATES 13.5%
    American Axle & Manufacturing Holdings Inc.         9,816       184,050                                     9,816       184,050
    Arctic Cat Inc.                                    10,916       195,506                                    10,916       195,506
    Avici Systems Inc.                                 66,913       461,031                                    66,913       461,031
    Big Lots Inc.                                      25,251       532,291                                    25,251       532,291
    BJ's Wholesale Club Inc.                            8,436       241,691                                     8,436       241,691
    Brinker International Inc.                                                     38,300     1,778,269        38,300     1,778,269
    Cabela's Inc., A                                   13,472       317,939                                    13,472       317,939
    Charlotte Russe Holdings Inc.                       6,620       183,043                                     6,620       183,043
    Chubb Corp.                                                                    34,180     1,816,667        34,180     1,816,667
    Covenant Transport Inc., A                         26,587       332,072                                    26,587       332,072
    Darden Restaurants Inc.                             8,133       340,773                                     8,133       340,773
    Dillard's Inc., A                                  23,111       697,259                                    23,111       697,259
    DJO Inc.                                           12,328       495,955                                    12,328       495,955
    Energy Select Sector SPDR Fund                      9,366       521,967                                     9,366       521,967
    Evergreen Solar Inc.                               10,759        93,603                                    10,759        93,603
    First Republic Bank                                 8,974       349,448                                     8,974       349,448
    Fred's Inc.                                         9,419       123,201                                     9,419       123,201
    FTD Group Inc.                                     21,058       335,875                                    21,058       335,875
    General Motors Corp.                                                           78,000     2,723,760        78,000     2,723,760
    Glacier Bancorp Inc.                               13,524       472,258                                    13,524       472,258
    The Goldman Sachs Group Inc.                                                   19,200     3,643,968        19,200     3,643,968
    iShares Nasdaq Biotechnology Index Fund             3,672       292,658                                     3,672       292,658
    Kansas City Southern                               13,649       387,495                                    13,649       387,495
    Kellwood Co.                                       14,925       456,705                                    14,925       456,705
    Longs Drug Stores Corp.                            10,888       468,620                                    10,888       468,620
    LSI Logic Corp.                                    12,967       130,318                                    12,967       130,318
    MGM MIRAGE                                                                     32,080     1,380,082        32,080     1,380,082
    Napster Inc.                                      103,134       488,855                                   103,134       488,855
    Novellus Systems Inc.                              12,893       356,491                                    12,893       356,491
    Old Second Bancorp Inc.                            11,922       360,521                                    11,922       360,521
    PPG Industries Inc.                                 2,220       151,848                                     2,220       151,848
    Raymond James Financial Inc.                       11,670       371,806                                    11,670       371,806
    Robbins & Myers Inc.                               14,457       556,450                                    14,457       556,450
    Royal Caribbean Cruises Ltd.                        5,415       219,308                                     5,415       219,308
    S&P 500 Depository Receipt                                                     25,723     3,544,372        25,723     3,544,372
    SAIA Inc.                                          13,045       349,606                                    13,045       349,606
    Semiconductor HOLDRs Trust                          5,926       201,484                                     5,926       201,484
    Sirius Satellite Radio Inc.                                                   199,560       764,315       199,560       764,315
    Superior Industries International Inc.             20,318       343,374                                    20,318       343,374
    Tech Data Corp.                                     3,128       123,087                                     3,128       123,087
    Valmont Industries Inc.                             8,036       448,409                                     8,036       448,409
    Vitesse Semiconductor Corp.                           196           229                                       196           229
    Washington Mutual Inc.                                                         25,660     1,085,418        25,660     1,085,418
    Whiting Petroleum Corp.                             8,140       363,125                                     8,140       363,125
                                                               ------------                ------------                ------------
                                                                 11,948,351                  16,736,851                  28,685,202
                                                               ------------                ------------                ------------
    TOTAL SECURITIES SOLD SHORT
     (PROCEEDS $39,817,100)                                    $ 12,586,426                $ 29,582,198                $ 42,168,624
                                                               ------------                ------------                ------------

    SELECTED PORTFOLIO ABBREVIATIONS:

    ADR - American Depository Receipt
    GDR - Global Depository Receipt
    HOLDRS - Holding Company Depository Receipts
    SPDR - S&P Depository Receipt

a     Non-income producing for the twelve months ended October 31, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006, the value of this security was $226,953, representing 0.11% of net assets.

c Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006, the value of this security was $1,028,397, representing 0.48% of net assets.

d A portion or all of the security is held in connection with open option contracts.

e     Rounds to less than 0.1% of net assets.

      See notes to Pro Forma combining statements

                                                           -----------------------------------------------------------------------
                                                                                                                 TEMPLETON GLOBAL
PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES     FRANKLIN U.S.    TEMPLETON GLOBAL    PRO FORMA     LONG-SHORT FUND PRO
FOR THE YEAR ENDED OCTOBER 31, 2006 (UNAUDITED)            LONG-SHORT FUND   LONG-SHORT FUND    ADJUSTMENTS       FORMA COMBINED
                                                           -----------------------------------------------------------------------
Assets:
Investments in securities:
  Cost - Unaffiliated issuers                                $ 19,750,753      $150,216,867                        $169,967,620
  Cost - Sweep Money Fund                                       8,419,824                --                        $  8,419,824
  Cost - Repurchase agreements                                 13,593,892                --                        $ 13,593,892
                                                             ------------------------------------------------------------------
  Total cost of investments                                  $ 41,764,469      $150,216,867                        $191,981,336
                                                             ==================================================================

  Value - Unaffiliated issuers (includes securities
    segregated with broker for securities sold short
    in the amount of $20,421,591)                            $ 22,493,121      $181,171,647                        $203,664,768
  Value - Sweep Money Fund                                      8,419,824                --                           8,419,824
  Value - Repurchase agreements                                13,593,892                --                          13,593,892
                                                             ------------------------------------------------------------------
  Total value of investments                                 $ 44,506,837      $181,171,647                        $225,678,484
Cash                                                               24,458             2,698                              27,156
Foreign currency, at value (cost $1,476,229)                           --         1,433,110                           1,433,110
Receivables:
   Investment securities sold                                   1,713,715         2,570,092                           4,283,807
   Capital shares sold                                            111,086         2,161,278                           2,272,364
   Dividends and interest                                           1,707           151,528                             153,235
Cash on deposit with brokers for securities sold short            866,042        30,279,267                          31,145,309
                                                             ------------------------------------------------------------------
  Total assets                                               $ 47,223,845      $217,769,620                        $264,993,465
                                                             ------------------------------------------------------------------

Liabilities:
Payables:
  Investment securities purchased                                 796,921         7,282,578                           8,079,499
  Capital shares redeemed                                         153,591           566,132                             719,723
  Affiliates                                                       35,309           309,321                             344,630
  Notes
  Accrued interest
  Variation margin
  Accrued swap premium
  Dividends on securities sold short
  Distributions to shareholders
Funds advanced by custodian
Foreign currency advanced by custodian
Foreign currency advanced by custodian
Options written, at value (premiums received $128,060
  and $68,762 respectively)                                         1,900            92,592                              94,492
Securities sold short, at value (proceeds $11,711,396
  and $28,105,704 respectively)                                12,586,426        29,582,198                          42,168,624
Payable upon return of securities loaned
Unrealized loss on forward exchange contracts
Unrealized loss on swap agreements
Deferred tax  c                                                        --           100,265                             100,265
Accrued expenses and other liabilities                             58,920            48,117           59,685  b         166,722
                                                             ------------------------------------------------------------------
  Total liabilities                                            13,633,067        37,981,203           59,685         51,673,955
                                                             ------------------------------------------------------------------
    Net assets, at value                                     $ 33,590,778      $179,788,417                        $213,319,510
                                                             ==================================================================

Paid-in capital                                              $ 93,473,672      $146,731,318                        $240,204,990
Undistributed net investment income                               768,733         2,205,825          (59,685)         2,914,873
Net unrealized appreciation (depreciation)                      1,993,878        29,286,364                          31,280,242
Accumulated net realized gain (loss)                          (62,645,505)        1,564,910                         (61,080,595)
                                                             ------------------------------------------------------------------
    Net assets, at value                                     $ 33,590,778      $179,788,417                        $213,319,510
                                                             ==================================================================

CLASS A:

Net assets, at value                                         $ 33,590,778      $141,335,469          (53,302)      $174,872,945
                                                             ==================================================================
Shares outstanding                                              2,068,459        10,878,377          517,513 a       13,464,349
                                                             ==================================================================
Net asset value per share *                                  $      16.24      $      12.99                        $      12.99
                                                             ==================================================================
Maximum offering price per share (net asset value
  per share -:- 94.25%)                                      $      17.23      $      13.78                        $      13.78
                                                             ==================================================================

CLASS B:
Net assets, at value                                                           $ 34,799,109           (5,776)      $ 34,793,333
                                                             ==================================================================
Shares outstanding                                                                2,729,212                           2,729,212
                                                             ==================================================================
Net asset value per share *                                                    $      12.75                        $      12.75
                                                             ==================================================================

CLASS C:
Net assets, at value                                                           $  3,653,839             (607)      $  3,653,232
                                                             ==================================================================
Shares outstanding                                                                  281,123                             281,123
                                                             ==================================================================
Net asset value per share *                                                    $      13.00                        $      13.00
                                                             ==================================================================

a- See Note 2 in the accompanying notes to Pro Forma combining financial statements

b-   Reorganization costs

c- The Templeton Global Long-Short Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

* Redemption price is equal to net asset value less any contingent deferred sales charges, if applicable, and redemption fees retained by the Funds. See notes to Pro Forma Combining Statements

                                                                                                                    TEMPLETON GLOBAL
                                                                                    TEMPLETON                        LONG-SHORT FUND
PRO FORMA COMBINING STATEMENT OF OPERATIONS                   FRANKLIN U.S. LONG-  GLOBAL LONG-      PRO FORMA          PRO FORMA
FOR THE YEAR ENDED OCTOBER 31, 2006 (UNAUDITED)                  SHORT FUND  a      SHORT FUND  a   ADJUSTMENTS          COMBINED

Investment income:
  Dividends:

     Unaffiliated issuers ( net of foreign taxes of 0
       and $238,290 respectively)                                    $450,620       $3,634,018                           $4,084,638
     Sweep Money Fund                                                 468,787               --                              468,787
  Interest                                                            512,262        1,419,119                            1,931,381
  Other income                                                        100,536              218                              100,754
                                                                 ----------------------------------------------        ------------
     Total investment income                                        1,532,205        5,053,355               --           6,585,560
                                                                 ------------------------------------------------------------------

Expenses:
  Management fees                                                     159,257          857,840           30,815  b        1,047,912
  Administrative fees                                                  77,194          294,574                              371,768
  Distribution fees                                                        --                                                    --
    Class A                                                            94,676          301,219           11,556  c          407,451
    Class B                                                                --          355,091                              355,091
  Transfer agent fees                                                 134,984          173,025                              308,009
  Custodian fees                                                        1,501           66,408                               67,909
  Reports to shareholders                                              35,705           38,358                               74,063
  Registration and filing fees                                         17,950           79,351                               97,301
  Professional fees                                                    48,957           59,735          (15,000) d           93,692
Trustees' fees and expenses                                             1,073            7,047                                8,120
Dividends on securities sold short                                    142,018          396,046          107,254  e          645,318
  Other                                                                 6,110           11,568                               17,678
                                                                 ------------------------------------------------------------------
       Total expenses                                                 719,425        2,640,262          134,625           3,494,312
       Expense reductions                                                (728)          (3,856)                              (4,584)
                                                                 ------------------------------------------------------------------
          Net expenses                                                718,697        2,636,406          134,625           3,489,728
                                                                 ------------------------------------------------------------------
            Net investment income                                     813,508        2,416,949                            3,095,832
                                                                 ------------------------------------------------------------------

Realized and unrealized gains (losses):
  Net realized gain (loss) from:
     Investments                                                      430,239       10,064,878                           10,495,117
     Foreign currency transactions                                      3,529           11,034                               14,563
     Securities sold short                                             88,852       (7,483,813)                          (7,394,961)
                                                                 ------------------------------------------------------------------
          Net realized gain (loss)                                    522,620        2,592,099               --           3,114,719
                                                                 ------------------------------------------------------------------

  Net change in unrealized appreciation (depreciation) on:
     Investments                                                   (2,389,378)      15,743,885                           13,354,507
     Translation of assets and liabilities denominated in
       foreign currencies                                                 151          (25,867)                             (25,716)
  Change in deferred taxes on unrealized appreciation
    (depreciation)                                                         --         (100,265)                            (100,265)
                                                                 ------------------------------------------------------------------
          Net unrealized appreciation (depreciation)               (2,389,227)      15,617,753                           13,228,526
                                                                 ------------------------------------------------------------------
Net realized and unrealized gain (loss)                            (1,866,607)      18,209,852                           16,343,245
                                                                 ------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      ($1,053,099)     $20,626,801                          $19,573,702
                                                                 ==================================================================

      a- For the Franklin U.S. Long-Short Fund amounts are based on the annualization of the amounts based on the October 31, 2006 Semi-Annual Financial Statements. Figures for the Templeton Global-Long Short Fund are derived from the October 31, 2006 Annual Report. Pro Forma Expenses are based on current and anticipated expenses and do not include the estimated costs of the transaction of approximately $59,685 to be borne by the Funds.

      b- Pro Forma adjustment for difference in Management fee schedule. The Pro Forma combined management fees will be .58% of the average daily net assets.

      c- Pro Forma adjustment for difference in 12B-1 agreeement. Pro Forma combined Class A distrubtion fees will be .28% of the average net assets for Class A.

      d-    Pro Forma adjustment for removal of duplicative professional fees.

      e-    Pro Forma adjustment for estimated increase in dividend expenses.

            See notes to Pro Forma combining statements






FRANKLIN U.S. LONG-SHORT FUND
TEMPLETON GLOBAL LONG-SHORT FUND

NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1.  BASIS OF COMBINATION

Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the Franklin U.S. Long-Short Fund, the Templeton Global Long-Short Fund will acquire all the net assets of the Franklin U.S. Long-Short Fund in exchange for the Class A shares of the Templeton Global Long-Short Fund. The reorganization will be accounted for by the method of accounting for tax-free business combinations of investment companies. The Pro Forma Combining Statement of Assets and Liabilities reflects the financial position of the Templeton Global Long-Short Fund and the Franklin U.S. Long-Short Fund at October 31, 2006 as though the reorganization occurred as of that date. The Pro Forma Combining Statement of Operations reflects the results of operation of the Franklin U.S. Long-Short Fund and the Templeton Global Long-Short Fund for the period November 1, 2005 to October 31, 2006 and pro forma adjustments were computed as though the reorganization occurred on November 1, 2005. The Pro Forma Combining Statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2.  SHARES OF BENEFICIAL INTEREST

The number of Class A shares issued was calculated by dividing the net assets of the Franklin U.S. Long-Short Fund at October 31, 2006 by the Class A net asset value per share of the Templeton Global Long-Short Fund at October 31, 2006.

3.  INVESTMENT RESTRICTIONS

None of the securities held by the Franklin U.S. Long-Short Fund as of the closing date will violate the investment restrictions of the Templeton Global Long-Short Fund.

4.  ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

5.  SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value. Short-term investments or list securities are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All, security valuation procedures are approved by the Trust's Board of Directors.















                                    PART C

                               OTHER INFORMATION

Item 15. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 15, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. EXHIBITS The following exhibits are incorporated by reference to the previously filed document indicated below, except Exhibits 4(a), 11(a) and 14(a):

   (1) Copies of the charter of the Registrant as now in effect;

           (a) Certificate of Trust of Franklin International Trust dated March 19, 1991
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: December 29, 1995

           (b) Agreement and Declaration of Trust of Franklin International Trust dated March 19, 1991
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: December 29, 1995

           (c) Certificate of Amendment to the Certificate of Trust of Franklin International Trust dated August 20, 1991
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: December 29, 1995

           (d) Certificate of Amendment to the Certificate of Trust of Franklin International Trust dated
                 May 14, 1992
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 033-4134
                 Filing Date: December 29, 1995

           (e) Certificate of Amendment of Agreement and Declaration of Trust of Franklin International Trust dated December 14, 1995
                 Filing: Post-Effective Amendment No. 7 to
                 Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: July 23, 1996

           (f)   Certificate of Amendment of Agreement and
                 Declaration Trust of Franklin Templeton
                 International Trust dated July 19, 2001
                 Filing: Post Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 26, 2002

   (2) Copies of the existing by-laws or corresponding instruments of the Registrant;

           (a)   By-Laws of Franklin International Trust
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: December 29, 1995

           (b) Amendment to By-Laws of Franklin International Trust dated April 19, 1994
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: December 29, 1995

           (c) Amendment dated October 10, 2002 to the By-Laws of Franklin Templeton International Trust
                 Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 27, 2004

           (d)   Amendment dated May 12, 2004 to the By-Laws
                 Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: December 30, 2004

           (e)   Amendment dated July 13, 2006 to the By-Laws
                 Filing: Post-Effective Amendment No. 23 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 27, 2007

   (3) Copies of any voting trust agreement affecting more than five percent of any class of equity securities of the Registrant;

           Not Applicable.

   (4) Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

           (a)  Form of Agreement and Plan of Reorganization (included in Part
           A)

   (5) Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant;

           Not Applicable.

   (6) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;


           (a) Management Agreement between Registrant, on behalf of Templeton Foreign Smaller Companies Fund and Franklin Advisers, Inc. dated September 20, 1991
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: December 29, 1995

           (b)   Management Agreement between Registrant, on    behalf of
                 Templeton Global Long-Short Fund, and Franklin Advisers, Inc. dated July 1, 2001
                 Filing: Post Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 26, 2002

           (c) Templeton Global Long-Short Fund Subadvisory Agreement between Franklin Advisers, Inc. and Templeton Global Advisors Limited dated July 1, 2001
                 Filing: Post Effective Amendment No. 19 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 27, 2003

           (d) Interpretive Addendum dated January 19, 2005, to Investment Advisory Agreement between Registrant, on behalf on Templeton Global Long-Short Fund and Franklin Advisers, Inc.dated July 1, 2001
                 Filing: Post-Effective Amendment No. 23 to Registration Statement on Form N-1A
                 File No. 033-42340
                 Filing Date: February 27, 2007

   (7) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

           (a) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                 Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 28, 2001

           (b) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated March 1, 1998
                 Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: December 29, 1998

   (8) Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

           Not Applicable.

   (9) Copies of all custodian agreements and depository contracts under
       Section 17(f) of the 1940 Act for securities and similar investments of the Registrant, including the schedule of remuneration;

           (a) Custody Agreement between Registrant, on behalf of Templeton Foreign Smaller Companies Fund and Chase Manhattan Bank, NT & SA dated July 28, 1995
                 Filing: Post Effective Amendment No. 19 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 27, 2003

           (b) Amendment to Custody Agreement between Registrant, on behalf of Templeton Foreign Smaller Companies Fund, and Chase Manhattan Bank, N.A. dated July 24, 1996
                 Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: January 2, 1998

           (c) Amendment dated as of May 1, 2001, to the Custody Agreement between Registrant, on behalf of Templeton Foreign Smaller Companies Fund, and The Chase Manhattan Bank
                 Filing: Post Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 26, 2002

           (d) Custody Agreement between Chase Manhattan Bank, N.A. and Registrant, on behalf of Templeton Global Long-Short Fund, dated July 11, 2001
                 Filing: Post Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 26, 2002


   (10) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant's trustees describing any action taken to revoke the plan;

           (a) Amended and Restated Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Templeton Foreign Smaller Companies Fund, and Franklin/Templeton Distributors, Inc. dated
                 July 1, 1993
                 Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: December 29, 1995

           (b) Class A Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Templeton Global Long-Short Fund, and Franklin/Templeton Distributors, Inc. dated July 1, 2001
                 Filing: Post Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 26, 2002

           (c) Class B Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Templeton Foreign Smaller Companies Fund, and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                 Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 28, 2000

           (d) Class B Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Templeton Global Long-Short Fund, and Franklin/Templeton Distributors, Inc. dated July 1, 2001
                 Filing: Post Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 26, 2002

           (e) Class C Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Templeton Global Long-Short Fund, and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                 Filing: Post Effective Amendment No. 18 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 26, 2002

           (f) Class C Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of and Templeton Foreign Smaller Companies Fund, and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                 Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 28, 2001

           (g) Multiple Class Plan for Templeton Foreign Smaller Companies Fund dated April 16, 1998
                 Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 28, 2000

           (h) Multiple Class Plan for Templeton Global Long-Short Fund dated May 15, 2001
                 Filing: Post Effective Amendment No. 19 to Registration Statement on Form N-1A
                 File No. 033-41340
                 Filing Date: February 27, 2003

   (11) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable;

            (a) Opinion and Consent of Counsel dated March 16, 2007
                Filing: Registration Statement on Form N-14
                File No. 333-141565
                Filing Date: March 26, 2007

   (12) An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

            To be filed by amendment

   (13) Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;


      (a) Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisers, Inc. on behalf of Templeton Foreign Smaller Companies Fund and Franklin Templeton Services, LLC
           Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
           File No. 033-41340
           Filing Date: February 28, 2001

      (b) Administration Agreement between Registrant on behalf of Templeton Global Long-Short Fund and Franklin Templeton Services, LLC dated July 1, 2001
           Filing: Post Effective Amendment No. 18 to Registration Statement on Form N-1A
           File No. 033-41340
           Filing Date: February 26, 2002

   (14) Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the 1933 Act;

       (a) Consent of Independent Registered Public Accounting Firm

   (15) All financial statements omitted pursuant to Item 14(a)(1);

        Not Applicable.

   (16) Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and


        (a)   Power of Attorney dated May 22, 2007

   (17) Any additional exhibits which the Registrant may wish to file.


        Not Applicable.

Item 17.   UNDERTAKINGS

   (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registrations statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

   (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16 (12)(a) of Form N-14 within a reasonable time after receipt of such opinion.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 1st day of June, 2007.


                               FRANKLIN TEMPLETON INTERNATIONAL TRUST
                               (Registrant)



                               By:
                                  /s/ KAREN L. SKIDMORE
                                   Karen L. Skidmore,
                                   Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

RUPERT H. JOHNSON, JR.*             Chief Executive Officer-
Rupert H. Johnson, Jr.              Investment Management
                                    Dated: June 1, 2007

JIMMY D. GAMBILL*                   Chief Executive Officer-Finance
Jimmy D. Gambill                    and Administration
                                    Dated: June 1, 2007

GALEN VETTER*                       Chief Financial Officer
Galen Vetter                        Dated: June 1, 2007

HARRIS J. ASHTON*                   Trustee
Harris J. Ashton                    Dated: June 1, 2007

ROBERT F. CARLSON*                  Trustee
Robert F. Carlson                   Dated: June 1, 2007

SAM L. GINN*                        Trustee
Sam L. Ginn                         Dated: June 1, 2007

EDITH E. HOLIDAY*                   Trustee
Edith E. Holiday                    Dated: June 1, 2007

CHARLES B. JOHNSON*                 Trustee
Charles B. Johnson                  Dated: June 1, 2007

GREGORY E. JOHNSON*                 Trustee
Gregory E. Johnson                  Dated: June 1, 2007

FRANK W.T. LAHAYE*                  Trustee
Frank W.T. LaHaye                   Dated: June 1, 2007

FRANK A. OLSON*                     Trustee
Frank A. Olson                      Dated: June 1, 2007

LARRY D. THOMPSON*                  Trustee
Larry D. Thompson                   Dated: June 1, 2007

JOHN B. WILSON*                     Trustee
John B. Wilson                      Dated: June 1, 2007


*By   /s/ KAREN L. SKIDMORE
      Karen L. Skidmore, Attorney-in-Fact
      (pursuant to Power of Attorney filed herewith)



                    FRANKLIN TEMPLETON INTERNATIONAL TRUST
                          N-14 REGISTRATION STATEMENT
                                 EXHIBIT INDEX

----------------------------------------------------------------------
EXHIBIT NO.        DESCRIPTION                             LOCATION
----------------------------------------------------------------------
EX-99.(1)(a)       Certificate of Trust for Franklin           *
                   International Trust dated
                   March 19, 1991
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(1)(b)       Agreement and Declaration of Trust of       *
                   Franklin International Trust dated
                   March 19, 1991
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(1)(c)       Certificate of Amendment to the             *
                   Certificate of Trust of Franklin
                   International Trust dated
                   August 20, 1991
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(1)(d)       Certificate of Amendment to the             *
                   Certificate of Trust of Franklin
                   International Trust dated
                   May 14, 1992
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(1)(e)       Certificate of Amendment of Agreement       *
                   and Declaration of Trust of Franklin
                   International Trust dated December 14,
                   1995
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(1)(f)       Certificate of Amendment of Agreement       *
                   and Declaration of Trust of Franklin
                   Templeton International Trust dated
                   July 19, 2001
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(2)(a)       By-Laws of Franklin International Trust     *
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(2)(b)       Amendment to By-Laws of Franklin            *
                   International Trust dated
                   April 19, 1994
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(2)(c)       Amendment dated October 10, 2002 to         *
                   the By-Laws of Franklin Templeton
                   International Trust
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(2)(d)       Amendment dated May 12, 2004 to the         *
                   By-Laws
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(2)(e)       Amendment dated July 13, 2006 to the        *
                   By-Laws of Franklin Templeton
                   International Trust
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(4)(a)       Form of Agreement and Plan of           Included
                   Reorganization                          in Part A
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(6)(a)       Management Agreement between                *
                   Registrant, on behalf of Templeton
                   Foreign Smaller Companies Fund and
                   Franklin Advisers, Inc. dated
                   September 20, 1991
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(6)(b)       Management Agreement between                *
                   Registrant, on behalf of Templeton
                   Global Long-Short Fund, and Franklin
                   Advisers, Inc. dated
                   July 1, 2001
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(6)(c)       Templeton Global Long-Short Fund            *
                   Subadvisory Agreement between Franklin
                   Advisers, Inc. and Templeton Global
                   Advisors Limited dated July 1, 2001
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(6)(d)       Interpretive Addendum dated January         *
                   19, 2005, to Investment Advisory
                   Agreement between Registrant, on
                   behalf of Templeton Global Long-Short
                   Fund and Franklin Advisers, Inc. dated
                   July 1, 2001
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(7)(a)       Amended and Restated Distribution           *
                   Agreement between Registrant and
                   Franklin/Templeton Distributors, Inc.
                   dated October 31, 2000
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(7)(b)       Forms of Dealer Agreements between          *
                   Franklin/Templeton Distributors, Inc.
                   and Securities Dealers dated March 1,
                   1998
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(9)(a)       Custody Agreement between Registrant,       *
                   on behalf of Templeton Foreign Smaller
                   Companies Fund and Chase Manhattan
                   Bank, NT & SA dated July 28, 1995
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(9)(b)       Amendment to Custody Agreement between      *
                   Registrant, on behalf of Templeton
                   Foreign Smaller Companies Fund, and
                   Chase Manhattan Bank, N.A. dated July
                   24, 1996
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(9)(c)       Amendment dated as of May 1, 2001 to        *
                   the custody agreement between
                   Registrant, on behalf of Templeton
                   Foreign Smaller Companies Fund, and
                   The Chase Manhattan Bank
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(9)(d)       Custody Agreement between Chase             *
                   Manhattan Bank, N.A. and Registrant,
                   on behalf of Templeton Global
                   Long-Short Fund, dated July 11, 2001
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(10)(a)      Amended and Restated Distribution Plan      *
                   Pursuant to Rule 12b-1 between the
                   Registrant, on behalf of Templeton
                   Foreign Smaller Companies Fund and
                   Franklin/Templeton Distributors, Inc.
                   dated July 1, 1993
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(10)(b)      Class A Distribution Plan pursuant to       *
                   Rule 12b-1 between the Registrant, on
                   behalf of Templeton Global Long-Short
                   Fund, and Franklin/Templeton
                   Distributors, Inc. dated July 1, 2001
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(10)(c)      Class B Distribution Plan pursuant to       *
                   Rule 12b-1 between the Registrant, on
                   behalf of Templeton Foreign Smaller
                   Companies Fund and Franklin/Templeton
                   Distributors, Inc. dated October 16,
                   1998
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(10)(d)      Class B Distribution Plan pursuant to       *
                   Rule12b-1 between the Registrant, on
                   behalf of Templeton Global Long-Short
                   Fund, and Franklin/Templeton
                   Distributors, Inc. dated July 1, 2001
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(10)(e)      Class C Distribution Plan pursuant to       *
                   Rule 12b-1 between the Registrant, on
                   behalf of Templeton Global Long-Short
                   Fund, and Franklin/Templeton
                   Distributors, Inc. dated October 31,
                   2000
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(10)(f)      Class C Distribution Plan pursuant to       *
                   Rule 12b-1 between the Registrant, on
                   behalf of and Templeton Foreign
                   Smaller Companies Fund and
                   Franklin/Templeton Distributors, Inc.
                   dated October 31, 2000
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(10)(g)      Multiple Class Plan for Templeton           *
                   Foreign Smaller Companies Fund dated
                   April 16, 1998
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(10)(h)      Multiple Class Plan for Templeton           *
                   Global Long-Short Fund dated
                   May 15, 2001
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(11)(a)      Opinion and Consent of Counsel dated        *
                   March 16, 2007
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(12)(a)      Opinion and consent of counsel          To be
                   supporting tax matters                  filed by
                                                           amendment
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(13)(a)      Subcontract for Fund Administrative         *
                   Services dated January 1, 2001 between
                   Franklin Advisers, Inc. and Franklin
                   Templeton Services, LLC
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(13)(b)      Administrative Agreement between            *
                   Registrant on behalf of Templeton
                   Global Long Short Fund and Franklin
                   Templeton Services, LLC dated July 1,
                   2001
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(14)(a)      Consent of Independent Registered        Attached
                   Public-Accounting Firm
----------------------------------------------------------------------
----------------------------------------------------------------------
EX-99.(16)(a)      Power of Attorney dated May 22, 2007     Attached
----------------------------------------------------------------------


* Incorporated by reference.